CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AUTOMATIC RETROCESSION AGREEMENT

Between

EXETER REASSURANCE COMPANY, LTD.

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

Agreement No. 2001-44

Table of Contents

Page

Preamble		1

Article I	Scope of Agreement	2-3

Article II	Commencement and Termination of Liability	4-5

Article III	Errors and Omissions	6

Article IV	Net Amount at Risk	7-9

Article V	Retrocession Premiums	10-12

Article VI	Reinsurance Administration	13-14

Article VII	Settlement of Claims	15

Article VIII	Reserves	16

Article IX	Recapture Privileges	17

Article X	Inspection of Records	18

Article XI	Insolvency	19-20

Article XII	Negotiation	21

Article XIII	Arbitration	22-23

Article XIV	Right to Offset Balances Due	24

Article XV	Contract and Program Changes	25-26

Article XVI	Confidentiality	27

Article XVII	Other Provisions	28-31

Article XVIII	Entire Agreement	32

Article XIX	DAC Tax	33

Article XX	Duration of Agreement	34-35

Execution Page		36

Schedule A	Plans of Reinsurance	37-39

Schedule B	Investment Funds	40-41

Schedule C	Required Data and Suggested Data Layout	42-44

Exhibit I	Mortality Tables and Projection Scale G	45-47

Exhibit II	Retrocession Premiums	48-50

Exhibit III	Benefit Limitation Rules	51-52

Exhibit IV	Annuitization Rate and Exposure Determination	53

Exhibit V	Reinsurance Agreements (attachments)	54

Preamble

THIS RETROCESSION AGREEMENT (the “Agreement”) is made as of June 26, 2001 by and between EXETER REASSURANCE COMPANY, LTD. (“Retrocedent”), a life insurance corporation organized and existing under the laws of Bermuda and having its principal place of business at Clarendon House, 2 Church Street, Hamilton HM DX, Bermuda, and AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY (“Retrocessionaire”) a life insurance corporation organized under the laws of the State of Delaware and having its principal place of business at 17 State Street, 32nd Floor, New York, NY 10004.

THE BACKGROUND OF THIS AGREEMENT is that the Retrocedent has heretofore assumed, as of the date hereof, quota share portions of certain ceded annuity contract liabilities on Riders, listed in the attached Schedules, (the “Reinsured Contract(s)”) issued by MetLife Investors USA Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors Insurance Company and New England Life Insurance Company (each a “Cedent”), each of which is an affiliate of and under common control with the Retrocedent.

THIS AGREEMENT provides for the indemnity retrocession of a portion of the ceded liabilities of the Cedents with respect to the Reinsured Contracts and binds the Retrocedent and the Retrocessionaire and their successors and permitted assignees, respectively. This Agreement shall not create any right or legal relation whatever between the Retrocessionaire and any Cedent or any insured, owner, annuitant, beneficiary or other party to any Reinsured Contract.

THEREFORE, in consideration of the promises set forth in this Agreement, the parties agree as follows:

Article I

Scope of Agreement

A.

This Agreement shall be effective as of April 1, 2001 (the “Effective Date”). The Retrocedent may retrocede and the Retrocessionaire may accept, as indemnity retrocessions hereunder, proposed Reinsured Contracts that are issued by Cedents on and after the Effective Date through June 30, 2001. While this Agreement continues in effect, the Retrocedent shall retrocede and the Retrocessionaire shall accept, as indemnity retrocessions hereunder, Reinsured Contracts that are issued by Cedents on and after July 1, 2001.

B.	Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

1.

The indemnity retrocession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Retrocessionaire’s liability (defined in Article II), by the Guaranteed Minimum Death Benefit (“GMDB”) and Earnings Preservation Benefit (“EPB”) provisions of the Reinsured Contracts, as specified in Schedule A.

2.

The Retrocessionaire’s maximum aggregate VNAR (defined in Article IV) liability incurred in any one calendar year shall not exceed [***] basis points of the Retrocessionaire’s Percentage (the “Retrocessionaire’s Percentage”), as defined in Schedule A, of the average aggregate account value over each respective calendar year of coverage. This average shall be calculated by way of a trapezoidal rule as shown in Exhibit III.

3.	The Retrocessionaire’s annual aggregate SCNAR and EEMNAR (defined in Article IV) liability has no independently calculated annual aggregate liability limit.

4.	The Retrocessionaire’s maximum MNAR liability on any individual life retroceded hereunder shall be limited to [***] multiplied by the Retrocessionaire’s Percentage.

5.

This Agreement covers only the Retrocedent’s contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B and its Amendments that were submitted to the Retrocessionaire in accordance with the terms of this Agreement as set forth in Article XV.

C.	Guaranteed Minimum Income Benefit

1.

The indemnity retrocession shall be the share of the IBNAR (defined in Article IV) that is generated prior to the termination of the Retrocessionaire’s liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the “Income Program”) provisions of the

Reinsured Contracts, as specified in Schedule A.

2.	The Retrocessionaire’s maximum aggregate IBNAR (defined in Article IV) liability incurred in any one calendar year shall not exceed the lesser of:

(a) [***] basis points of the Retrocessionaire’s Percentage (defined in Schedule A) of the average aggregate account value inforce hereunder eligible to annuitize under the Income Program (i.e., those contracts past their waiting period) over each respective calendar year of coverage. This average shall be calculated by way of a trapezoidal rule as shown in Exhibit III, and

(b) The total liability amount generated once the annual annuitization rate reaches [***] during the calendar year of coverage. This annuitization rate calculation is described in Exhibit IV.

3.	The annuitization rate will be monitored as described in Article VI, Paragraph F.

4.	The Retrocessionaire’s maximum IBNAR liability on any individual life retroceded hereunder shall be limited to [***] multiplied by the Retrocessionaire’s Percentage.

5.

This Agreement covers only the Retrocedent’s contractual liability for reinsured claims that are realized upon annuitization under the contractual terms of the Income Program within the variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B and its Amendments, that were submitted to the Retrocessionaire in accordance with the terms of this Agreement set forth in Article XV.

D.	Special Acceptances

The Retrocedent may propose for special acceptance hereunder Reinsured Contract liabilities that are not automatically retroceded hereunder for Spousal Continuances for GMDB as discussed under Article V, Paragraph J, and contracts with certain issue dates as set forth in Schedule A, Paragraph B. For a Special Acceptance, the Retrocedent shall report to the Retrocessionaire, as promptly as possible, each Reinsured Contract that is proposed for special acceptance, including proposed Reinsured Contracts that are pending acceptance by the Retrocedent. The Retrocedent shall provide information about each proposed Reinsured Contract in such scope and format as may be agreed. Unless notified of rejection or special retrocession rates within thirty (30) days, the proposed Reinsured Contract shall be deemed accepted as an indemnity retrocession in accordance with the terms and conditions specified herein.

Article II

Commencement and Termination of Liability

A.	On liabilities retroceded under the terms of this Agreement, the liability of the Retrocessionaire shall commence simultaneously with that of the Retrocedent.

B.	The liability of the Retrocessionaire for all retroceded liabilities under this Agreement may terminate in accordance with:

1.	the Duration of Agreement provisions of this Agreement set forth in Article XX;

2.	the termination provisions set forth within Article VI; or

2.	the Recapture Privileges set forth in Article IX.

C.	Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

1.

For an individual contract, the liability of the Retrocessionaire under this Agreement will terminate either in accordance with Paragraph B, above, or upon the earliest of the following occurrences defined in the contracts retroceded hereunder:

a.	the date the owner elects to annuitize;

b.	surrender or termination of the contract;

c.

the death of the owner or annuitant where such death triggers the payment of a contractual benefit, except when spousal continuance has been elected. On spousal continuance election, the Retrocessionaire’s liability will be terminated upon death of the spouse; and

d.	attainment of the maximum annuitization age or attained age 95, if earlier.

2.	The Retrocessionaire shall indemnify Reinsured Contract claims only on those deaths as to which the actual date of death is on or after the Effective Date.

D.	Guaranteed Minimum Income Benefit

1.

For an individual contract, the liability of the Retrocessionaire under this Agreement will terminate either in accordance with Paragraph B, above, or upon the earliest of the following occurrences defined in the contracts retroceded hereunder:

a.	the date the owner elects to annuitize pursuant to other than the Income Program;

b.	surrender or termination of the contract;

c.	the death of the owner or annuitant where such death triggers the payment of a contractual death benefit; thus, risks emanating after spousal continuances are not covered by this Agreement; and

d.	attainment of the maximum annuitization age or attained age 95, if earlier.

2.

Upon annuitization under the Income Program, the liability of the Retrocessionaire shall terminate, subject to the payment of a benefit claim that may be due in accordance with the IBNAR calculation as set forth in Article IV.

Article III

Errors and Omissions

A.

Any inadvertent errors or omissions on the part of one party occurring in connection with this Agreement or any transaction hereunder shall not relieve the other party from any liability to the first party that would have otherwise attached had such error or omission not occurred, provided that such error or omission is rectified as soon as practicable after discovery thereof.

B.

The Retrocessionaire assumes no liability under this Agreement for any damages, fines, penalties, costs or expenses, or portion thereof, levied on or assessed against the Cedent or Retrocedent by any court or regulatory body on the basis of negligence, oppression, malice, fraud, fault, wrongdoing or bad faith by the Retrocedent in connection with any claim or for any act or omission that is not consistent with the generally accepted practices and standards of the life insurance industry applicable at the time of such act or omission, unless the Retrocessionaire shall have received notice of and concurred with the actions taken or not taken by the Cedent or Retrocedent that led to the levy or assessment, in which case the Retrocessionaire shall pay, as its share of such levy or assessment, the proportional amount determined by the ratio of reinsurance held by the Retrocessionaire to the total limit of liability under the Reinsured Contracts.

C.

Each party will indemnify and hold the other party, its affiliates, directors, officers, employees and all other persons and entities acting on behalf of or under the control of any of them harmless from and against any and all claims, including reasonable attorneys fees and court costs, that result from any negligent, dishonest, malicious, fraudulent or criminal act or omission or arising out of or related to any incorrect representation, warranty or obligation of this Agreement or any failure or breach of this Agreement by the indemnifying party, its directors, officers, employees, other representatives or any other person or entity acting on behalf of or under the control of any of them.

D.

In no event shall any party to this Agreement be liable to any other party for punitive, indirect or consequential damages arising under this Agreement for any cause whatsoever, whether or not such party has been advised or could have foreseen the possibility of such damages.

Article IV

Net Amount at Risk

GMDB and EPB

A.	The MNAR (Mortality Net Amount at Risk) for each variable annuity contract retroceded hereunder shall be equal to the following:

MNAR = VNAR + (50% *SCNAR) + EEMNAR

in which:

VNAR (Variable Net Amount at Risk) = Maximum (a,b) multiplied by the Retrocessionaire’s Percentage (defined in Schedule A) in which:

a = (Contractual Death Benefit – Account Value) and

b = 0

SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Retrocessionaire’s Percentage

EEMNAR (Earnings Enhancement Mortality Net Amount at Risk) = x% * Maximum (a,b) multiplied by the Retrocessionaire’s Percentage where:

x% varies by issue age as described under the Death Benefits Retroceded section of Schedule A

a = (Contractual Death Benefit – Total Purchase Payments Not Withdrawn) but no greater than 200% of Total Purchase Payments Not Withdrawn

b = 0

Spousal Continuances

The Retrocessionaire will indemnify the Retrocedent for the Retrocessionaire’s Percentage of the SCNAR realized upon death, consistent with the Retrocedent’s indemnification, if any, of a Cedent as a result of the Cedent’s waiver of surrender charges when the death benefit is paid out.

The Retrocessionaire shall indemnify the Retrocedent for the Retrocessionaire’s Percentage of surrender charges indemnified by the Retrocedent, if any, arising from additional premium deposits contributed by the spouse to the contract on or after the spousal continuance date; provided, however, that the attained age of the surviving spouse, as of the date of continuance, was less than 81.

In no event will the Retrocessionaire indemnify surrender charges arising from the same premium deposits more than once.

B.	The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB

C.	The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract retroceded hereunder shall be equal to the following:

IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Retrocessionaire’s Percentage

where:

•	The Income Benefit Base (IBB) is as defined in Schedule A
•	The Minimum Annuity Purchase Rate (MAPR) per $1000 is calculated using the following assumptions:

Mortality Table	Annuity 2000 (Exhibit I)
Age Setback	7 Years
Mortality Improvement	None
Unisex Blend:	Sex distinct only
Interest Rate:	2.5% all years
Expenses:	None
Premium Taxes:	Applied by state of residence and market
Age:	Attained age on exercise date
Frequency of payment	Monthly

Annuity form:

1.	Individual Basis: Limited to a Life Annuity with a Period Certain.

The number of years of Period Certain is as defined below:

Age at Annuitization	Period Certain Years
Up to 79	10
80	9
81	8
82	7
83	6
84-85	5

2.	Joint Basis: Limited to a Joint and 100% Survivor Annuity with 10-Year Period Certain

•	The Settlement Annuity Purchase Rate (SAPR) per $1000, which is used at time of annuitization for reinsurance claims settlement, is calculated using the following assumptions:

Mortality Table	Annuity 2000 (Exhibit I)
Age Setback	None
Mortality Improvement	Projection Scale G applied dynamically (Exhibit I)
Sex distinct only
Unisex Blend:

The yield on the most recently auctioned 10-Year U.S. Treasury security (i.e., “on-the-run”), as posted in the Wall Street Journal, at the beginning of the month in which annuitization occurs plus 50 Basis Points. That interest rate shall never be less than 2.5%.

Interest Rate:

Expenses:	None
Premium Taxes:	Applied by state of residence and market
Age:	Attained age on exercise date
Frequency of payment	Monthly

Annuity form:

1.	Individual Basis: Limited to a Life Annuity with a Period Certain The number of years of Period Certain is as defined below:

Age at Annuitization	Period Certain Years
Up to 79	10
80	9
81	8
82	7
83	6
84-85	5

2.	Joint Basis: Limited to a Joint and 100% Survivor Annuity with 10-Year Period Certain

D.

The actual annuity purchase rates offered by the Cedent at time of annuitization under the Income Program may differ from those defined above. The annuity rates defined above are used for settlement of reinsurance claims only.

E.	Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNAR.

F.

The IBNAR for each contract retroceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II. Furthermore, the retroceded IBNAR for each contract shall not be less than zero and shall not be greater than [***].

Article V

Retrocession Premiums

General

A.

The total Retrocession Premium for the business retroceded hereunder is the sum of the GMDB/EPB Retrocession Premium and the GMIB Retrocession Premium, each of which is defined separately in this article.

B.	The Retrocession Premium rates and structure described above are subject to change in accordance with the criteria described in Article XV.

GMDB and EPB

C.

The total GMDB/EPB Retrocession Premium for the business retroceded hereunder is the sum of the GMDB Retrocession Premium and the EPB Retrocession Premium, each of which is defined separately in this article.

D.

The total GMDB/EPB Retrocession Premium due and payable in the first month shall at least equal [***]. Thereafter, the minimum GMDB/EPB Retrocession Premium that is due and payable shall increase by [***] until it reaches [***] six months after the Effective Date. The total GMDB/EPB Retrocession Premium that is due and payable in any month thereafter shall at least be [***].

GMDB Retrocession Premium

E.

The GMDB retrocession premium (“GMDB Retrocession Premium”) shall be the monthly YRT rate that is applied to the average MNAR, excluding the EEMNAR, over the reporting period on a life-by-life attained age basis and is equal to [***] of the 1994 Variable Annuity MGDB Mortality Table (Exhibit I), which is the 1994 GAM Basic Table increased by [***] for margins and contingencies, without projection. The monthly GMDB Retrocession Premium payable to the Retrocessionaire is subject to minimum and maximum asset-based retrocession premium rate limits that vary by defined premium class based on variable annuity product, underlying GMDB design and issue age.

F.

The minimum and maximum GMDB Retrocession Premium rates, expressed in terms of basis points, are set forth in Exhibit II and are calculated on an aggregate basis by premium class, as described in the following paragraph.

The Retrocedent shall calculate, for each premium class, the Retrocessionaire’s Percentage of the greater of the average aggregate GMDB value and the average aggregate account value for the reporting month. This value shall be applied to the annualized minimum and maximum GMDB Retrocession Premium rates per premium class on a 1/12th basis.

The GMDB Retrocession Premium due the Retrocessionaire for that month, for each premium class, shall be the greater of the YRT rate, as described in Paragraph E, above, and the minimum asset-based premium, but no greater than the maximum asset-based premium calculated as described above. The total GMDB Retrocession Premium due for the month is the sum of the premiums calculated for each premium class.

G.	The YRT rate and the minimum and maximum premium rates shall be based on the oldest person of a multiple life status.

EPB Retrocession Premium

H.

The EPB retrocession premium (“EPB Retrocession Premium”) is an asset-based premium rate, expressed in terms of basis points, as set forth in Exhibit II, and shall be calculated on an aggregate basis by the defined premium class based on underlying GMDB design and issue age.

I.

The Retrocedent shall calculate, for each premium class, the Retrocessionaire’s Percentage of the average aggregate account value for the reporting month. This value shall be applied to the annualized EPB retrocession premium rates per premium class on a 1/12th basis. The total EPB Retrocession Premium due for the month is the sum of the premiums calculated for each premium class.

Spousal Continuances

J.

Spousal continuances will be covered under this Agreement to the extent that the surviving spouse satisfies the issue age restrictions and benefit limitations, as described in Schedule A, at time of continuance, and shall be deemed to be terminations followed by subsequent new issues for purposes of calculating retrocession premiums. The new retrocession premium rate applied shall be based off the attained age of the surviving spouse at the time of election of spousal continuance. After the termination of this Agreement for new retrocessions, a spousal continuation of a Reinsured Contract may be retroceded to this Agreement in accordance with the procedure set forth in Article I, Paragraph D.

GMIB

K.

The GMIB retrocession premium (“GMIB Retrocession Premium”) is an asset-based premium rate, expressed in terms of basis points, as set forth in Exhibit II, and shall be calculated on an aggregate basis.

L.

The Retrocedent shall calculate the Retrocessionaire’s Percentage of the greater of the average aggregate IBB value and the average aggregate account value for the reporting month. This value shall be applied to the annualized GMIB retrocession premium rates on a 1/12th basis.

M.	The total GMIB Retrocession Premium due and payable in the first month shall at least equal [***]. Thereafter, the minimum GMIB Retrocession Premium that is due and payable shall increase by [***] for each month after the first month until the sixth month when it reaches [***] six months after the Effective Date. The total GMIB Retrocession Premium that is due and payable in any month thereafter shall at least equal [***].

Article VI

Reinsurance Administration

A.

Within thirty (30) days after the end of each calendar month, the Retrocedent shall take all reasonable and appropriate steps to furnish the Retrocessionaire with a seriatim electronic report, as detailed in Schedule C, for each Reinsured Contract, valued as of the last day of that month.

On or before September 30, 2001, the Retrocedent shall provide the initial seriatim electronic report, which shall cover the period from the Effective Date hereof through August 31, 2001; provided, however, that the initial seriatim electronic report may omit Funding Vehicle Values by MorningStar designation. The Retrocedent shall provide complete seriatim electronic data, as required herein, on or before April 30, 2002. Failure to provide this information as required shall constitute a material breach within the scope of Article XX, Paragraph I.

B.	Additionally, within thirty (30) days after the end of each calendar month the Retrocedent shall furnish the Retrocessionaire with a separate Summary Statement containing the following:

1.	Retrocession Premiums due to the Retrocessionaire summarized separately for each premium class by GMDB, EPB, and Income Program, as shown in Exhibit II;

2.	benefit claim recoverables due to the Retrocedent in total and, if applicable, broken down by VNAR, SCNAR, and EEMNAR and Income Program; and

3.	the month end date for the period covered by the Summary Statement.

C.

If the net balance is due to the Retrocessionaire, the Retrocedent shall remit the amount due with the Summary Statement, but no later than thirty (30) days after the month end date for the period covered by the Summary Statement. If the net balance is due to the Retrocedent, the Retrocessionaire shall remit the amount due to the Retrocedent within ten (10) days after receipt of the Summary Statement.

D.

The payment of Retrocession Premiums is a condition precedent to the liability of the Retrocessionaire under this Agreement. In the event that the Retrocedent does not pay the Retrocession Premiums in a timely manner, as defined below, the Retrocessionaire may exercise the following rights:

1.

The Retrocessionaire shall charge interest if Retrocession Premiums are not paid within thirty (30) days of the due date, as defined in Paragraph C of this Article. The interest rate charged shall be based on the ninety-(90) day federal Treasury Bill, as published in The Wall Street Journal on the first business day in the month following the due date of the Retrocession Premiums, plus one hundred (100) basis points. The method of calculation shall be simple interest (360-day year).

2.

The Retrocessionaire may terminate this Agreement in the event that Retrocession Premium payments are more than sixty (60) days past due after the due date, as described in Paragraph C of this Article, by giving sixty-(60) day written notice of termination to the Retrocedent. As of the close of the last day of this sixty-(60) day notice period, the Retrocessionaire’s liability with respect to the retroceded liabilities shall terminate. If all Retrocession Premiums that are the subject of a sixty-(60) day termination notice shall have been received by the Retrocessionaire within the time specified, the termination notice shall be deemed vacated and the Agreement shall remain in effect.

E.

GMDB and EPB: The Retrocessionaire shall use the summary data in Schedule C to calculate and monitor its maximum annual aggregate VNAR liability throughout the calendar year, as described in Article 1, Paragraph B(2). Until the receipt of the final report for the calendar year, the VNAR shall be estimated in accordance with reasonable actuarial methods that will approximate the actual amounts. Adjustments to benefit claim recoverables based upon such estimates will then be made to reflect actual amounts upon the receipt of the final report for the calendar year.

F.

GMIB: The Retrocessionaire shall use the summary data in Schedule C to calculate and monitor its maximum annual aggregate IBNAR liability throughout the calendar year, as described in Article I, Paragraph C(2). The Retrocessionaire shall approximate the annuitization rate each calendar quarter during the year to determine if actual annuitization exceeds the 25% maximum annuitization rate, on an annual basis. If the maximum annuitization rate is exceeded, the Retrocessionaire will temporarily suspend the payment of Income Program claims until the end of the following calendar quarter or until such time that all data required for the calculation is available. Adjustments to Income Program claim recoverables based upon such estimates will then be made to reflect actual amounts upon the receipt of the final report for the calendar year.

Article VII

Settlement of Claims

A.

GMDB and EPB: The Retrocessionaire shall indemnify the Retrocedent under this Agreement only for benefit claims that the Retrocedent paid to the Cedent as contractually required under a Reinsured Contract with respect to deaths that occur on or after the Effective Date, subject to the liability limitations described in Article I.

GMIB: The Retrocessionaire shall indemnify the Retrocedent under this Agreement only for benefit claims that the Retrocedent paid to the Cedent as contractually required under a Reinsured Contract on or after the expiration of the waiting period and upon annuitization under the terms of the Income Program where such events occur, on the policies reinsured hereunder, on or after the Effective Date, subject to the liability limitations described in Article I.

B.

In the event that the Retrocedent provides satisfactory proof of claim liability to the Retrocessionaire, benefit claim settlements made by a Cedent and accepted by the Retrocedent shall be unconditionally binding on the Retrocessionaire. The Retrocedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C.

GMDB and EPB: Within thirty (30) days after the end of each calendar month, the Retrocedent shall notify the Retrocessionaire of the retroceded contractual death benefit claims paid in respect of Reinsured Contracts in that month, based on the net amount at risk definition, set forth in Article IV, and the Retrocessionaire shall indemnify the Retrocedent as provided in Article VI for the retroceded benefit claim liabilities.

GMIB: Within thirty (30) days of the end of each calendar month, the Retrocedent shall notify the Retrocessionaire of the retroceded contractual Income Program benefits paid in respect of Reinsured Contracts in that month, based on the IBNAR definition set forth in Article IV, and the Retrocessionaire shall indemnify the Retrocedent as provided in Article VI for the retroceded benefits.

D.

In no event will the Retrocessionaire be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

E.	Settlements hereunder by the Retrocessionaire shall be made in a lump sum regardless of the mode of payment made by the Retrocedent.

Article VIII

Reserves

A.

The Retrocessionaire shall hold and report in its statutory financial statements reserves (the “Reserves”) with respect to liabilities retroceded under this Agreement in amounts equal to or greater than those required by the state in which its statement is filed.

B.

If required by the Retrocedent, as a condition of securing ceded reinsurance statement credit for a Cedent with respect to Reinsured Contracts, the Retrocessionaire shall contractually require any subsequent retrocessionaires to hold and report in their statutory financial statements reserves in amounts equal to or greater than those that would have been required of the Retrocessionaire.

Article IX

Recapture Privileges

A.       The Retrocedent may recapture existing retrocessions in force in accordance with the following rules:

1.	The Retrocedent shall notify the Retrocessionaire of its intention to recapture at least ninety (90) days prior to any recapture.

2.	The Retrocedent may not recapture a retrocession unless this Agreement shall have been in force for fifteen (15) years, as measured from the Effective Date until the date of recapture.

3.	The recapture shall apply to all retrocessions in force under this Agreement.

4.

Recapture shall be available only provided the total carry-forward, upon release of Reserves hereunder, shall then be a positive amount. The total carry-forward shall be the sum of the carry-forwards outstanding as of that date under this Agreement that apply to the Reinsured Contracts specified in Schedule A.

5.

The carry-forward for each Agreement shall be (a) the current period Retrocession Premium minus (b) all retrocession benefit claims paid thereto for the current period minus (c) a two-and-one-half (2.5) basis point annual expense allowance applied against the average aggregate Account Value for the current period minus (d) the change in Reserves from the prior period to the current period plus (e) the prior period’s loss carry-forward. The monthly carry-forward amount shall be accumulated at the ninety-(90) day federal Treasury Bill rate as published in The Wall Street Journal on the first business day of the current period plus two percent (2%).

6.

Recapture shall take place ratably over a thirty-six (36) month period (i.e., each month, the initial percentage reduces 2.78% times the initial percentage). The election to recapture shall be irrevocable.

B.

The Retrocedent and the Retrocessionaire shall exchange carry-forward calculations within ninety (90) days after each year-end and shall promptly seek to resolve any differences as to outstanding carry-forward amounts.

Article X

Inspection of Records

A.

The Retrocessionaire and the Retrocedent and their employees and authorized representatives, respectively, may audit, inspect and examine, during regular business hours, at the home office of the other party, provided that reasonable advance notice has been given, any and all books, records, statements, correspondence, reports, and their related documents or other documents that relate to Reinsured Contracts.

B.

The audited, inspected or examined party shall provide a reasonable work space for such audit, inspection or examination, cooperate fully and disclose the existence of and produce any and all necessary and reasonable materials requested by such auditors, investigators or examiners. Each party will bear its own audit expenses.

C.	All such information, including audit, inspection and examination reports and analyses, shall be kept confidential as provided herein.

Article XI

Insolvency

A.

In the event of the insolvency of the Retrocedent, any amounts payable hereunder shall be paid by the Retrocessionaire directly to the Retrocedent or to its domiciliary liquidator on the basis of the liability of the Retrocedent under the Reinsured Contracts without diminution because of such insolvency or because such liquidator has failed to pay any or a portion of any ceded benefit claims under Reinsured Contracts.

B.

In any such event, the domiciliary liquidator of the Retrocedent shall give written notice of the pendency of a claim against the Retrocedent on a Reinsured Contract within a reasonable time after each such claim is filed in the insolvency proceeding.

C.

During the pendency of any such claim the Retrocessionaire may, at its own expense, investigate such claim and interpose in the proceeding in which such claim is to be adjudicated any defense or defenses that the Retrocessionaire may reasonably deem available to the Retrocedent or its domiciliary liquidator. The expenses incurred in connection therewith by the Retrocessionaire shall be chargeable, subject to court approval, against the Retrocedent as part of the expense of such insolvency to the extent of a proportionate share of any benefit that accrues to the Retrocedent solely as a result of the defense or defenses undertaken by the Retrocessionaire. When two or more retrocessionaires are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the Retrocedent.

D.

In the event of the insolvency of the Retrocessionaire, the liability of the Retrocessionaire hereunder shall continue with respect to retrocessions that occurred prior to the date of the insolvency and the Retrocedent shall have a security interest in any and all sums held by or under deposit in the name of the Retrocessionaire for the benefit of the Retrocedent. The provisions of Article XX notwithstanding, the Retrocedent may, at its option, immediately terminate this Agreement as to future retrocessions as of the date of the insolvency by written notice to the Retrocessionaire or to its domiciliary liquidator, as applicable, and any required waiting period shall be waived.

E.	A party to this Agreement shall be deemed insolvent when it:

1.	applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets;

2.	is adjudicated as bankrupt or insolvent;

3.	files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation or similar law; or

4.	becomes the subject of an order to rehabilitate or an order to liquidate in accordance with the insurance law of the party’s domiciliary jurisdiction.

Article XII

Negotiation

A.

Within ten (10) days after one of the parties shall have given to the other a first written notice of a specific dispute, each party shall designate an officer to seek a negotiated settlement. The designated officers shall promptly meet at an agreed location and negotiate in good faith.

B.

If the officers cannot resolve the dispute within thirty (30) days after their first meeting, either party may commence arbitration proceedings. The parties may, however, agree, at any time to forego or terminate negotiations and proceed immediately to arbitration or to extend negotiations for an additional time certain.

C.

All rights shall be reserved to each party pending a settlement of a dispute and no admissions, offers or other actions taken in such negotiations in efforts to effect a voluntary settlement of the disputed matter shall be admissible in any subsequent arbitration proceedings.

Article XIII

Arbitration

A.

All disputes and differences between the parties will be decided by arbitration, regardless of the insolvency of either party, unless the liquidator, receiver or statutory successor is specifically exempted from an arbitration proceeding by applicable law.

B.

Either party may initiate arbitration by providing written notification to the other party that sets forth (a) a brief statement of the issue(s); (b) the failure of the parties to reach agreement; and (c) the date of the demand for arbitration.

C.

The arbitration panel shall consist of three arbitrators who must be impartial and each of whom must, at that time, either be accredited as an arbitrator by ARIAS-US or be an active or former officer of a life insurance or reinsurance companies other than the parties or their affiliates.

D.

Each party shall select an arbitrator within thirty (30) days from the date of the demand. If either party shall refuse or fail to appoint an arbitrator within the time allowed, the party that has appointed an arbitrator may notify the other party that, if it has not appointed its arbitrator within the following ten (10) days, the arbitrator will appoint an arbitrator on its behalf. The two (2) arbitrators shall select the third arbitrator, who must also be, at that time, accredited by ARIAS-US as an Umpire, within thirty (30) days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the third arbitrator within the time allowed, the Umpire Selection Procedures of ARIAS-US, as in force at that time, shall be used to select the third arbitrator.

E.

The arbitrators shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall consider equitable principles as well as industry custom and practice regarding the applicable insurance and reinsurance business. The arbitrators are released from judicial formalities and shall not be bound by strict rules of procedure and evidence.

F.

The arbitrators shall determine all arbitration schedules and procedural rules and may, in their discretion, use applicable ARIAS-US forms and procedures. Organizational and other meetings will be held in New York, NY, unless the arbitrators shall otherwise provide. The arbitrators shall decide all matters by majority vote.

G.

The decisions of the arbitrators shall be final and binding on both parties. The arbitrators may, in their discretion, award costs and expenses as they deem appropriate, including but not limited to legal fees and interest. Judgment may be entered upon the final decisions of the arbitrators in any court of competent jurisdiction. The arbitrators may not award any exemplary or punitive damages.

H.

Unless the arbitrators shall provide otherwise, each party will be responsible for (a) all fees and expenses charged by its respective counsel, accountants, actuaries and other representatives in connection with the arbitration and (b) one-half of the expenses of the arbitration, including the fees of the arbitrators.

Article XIV

Right to Offset Balances Due

All moneys due either the Retrocedent or the Retrocessionaire under this Agreement shall be offset against each other, dollar for dollar, regardless of any insolvency of the other party.

Article XV

Contract and Program Changes

A.

The Cedent may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity contracts as described in the contract general provisions. The Retrocedent however, shall require of the Cedent that no such change shall be made without prior notification to the Retrocedent, which notification shall be promptly forwarded to the Retrocessionaire, and without the prior approval of the Securities and Exchange Commission (SEC) or applicable self-regulatory body approval, if necessary. The Retrocedent shall contractually require the Cedent to provide thirty (30) days prior written notice, unless otherwise agreed to by the Retrocedent and the Retrocessionaire, of any proposed change in the investment options supporting Reinsured Contracts. The Retrocedent shall require that the Cedent shall maintain a reasonable selection of core investment options with characteristics similar to those listed in Schedule B.

B.

The Retrocedent shall give the Retrocessionaire thirty (30) days prior written notice, unless otherwise agreed to by the Retrocedent and the Retrocessionaire, of any other accepted changes to the Reinsured Contracts relating to a Cedent’s annuity product design and/or death benefit design, fees and charges, distribution systems and/or methods or addition of any riders to any Reinsured Contract forms.

C.

In the event that any accepted change described above, except any change or modification that is required by law, shall result in a material change in the underlying risk, the Retrocessionaire shall have the right to modify, for that product line only, any of the terms of this Agreement in order to restore the Retrocessionaire to its original position.

Without excluding others, the following changes shall not be considered to alter materially the Retrocessionaire’s risk position and, therefore, the Retrocessionaire shall be obligated to accept such changes that the Retrocedent shall have accepted:

1.	Replacing a fund manager when the fund’s investment objective, as determined by both MorningStar and Lipper Inc., remains unchanged.

2.	Substituting one fund for another fund having the same MorningStar and Lipper Inc. investment objective.

D.

The Retrocedent shall contractually require in each Reinsurance Agreement that the Cedent shall simultaneously provide to the Retrocessionaire, as a Notice on behalf of the Retrocedent hereunder, a duplicate copy of any notice to the Retrocedent of any proposed change in the investment options supporting Reinsured Contracts, and/or any other accepted changes to the Reinsured Contracts relating to a Cedent’s annuity product design and/or death benefit design, fees and charges, distribution systems and/or methods or addition of any riders to any Reinsured Contract forms.

E.	The Retrocedent shall provide to the Retrocessionaire a copy of each general communication that the Cedent sends to contract holders in any state.

Article XVI

Confidentiality

A.

Each party shall maintain the confidentiality of all information, including legally protected personal information pertaining to individuals, that is provided to it by the other party in connection with this Agreement; provided, however, that this obligation of confidentiality shall not apply (a) if and to the extent that disclosure is required by applicable law or any court, governmental agency or regulatory authority or by subpoena or discovery request in pending litigation; (b) if the information is or becomes available from public information (other than as a result of prior unauthorized disclosure by the disclosing party); (c) if the information is or was received from a third party not known by the disclosing party to be under a confidentiality obligation with regard to such information; or (d) if the information was in the possession of the disclosing party (having received such information on a non-confidential basis) other than by reason of the services performed pursuant to this Agreement; provided, further, that legally protected information shall not be disclosed or used in violation of applicable law.

B.

In the event that either party becomes legally compelled to disclose any such confidential information, such party will give prompt written notice of that fact to the other party so that such other party may seek an appropriate remedy to prevent such disclosure; provided, however, that this provision shall not apply to information that is or otherwise becomes available to the public or that was previously available to the public on a non-confidential basis.

C.

Information may be disclosed (duplicating is permitted for such disclosure) to a party’s directors, officers, employees, agents, affiliates (excluding Reinsurance Group of America, Incorporated, as an affiliate of the Retrocedent) and external advisors and their directors, officers, employees, professional advisers, agents and rating agencies (collectively, the “Representatives”) and all such Representatives shall be advised of the terms of this Agreement and each party shall be responsible for any breach of the terms of this Agreement by its Representatives.

Article XVII

Other Provisions

A.	Notice. Written notices under this Agreement shall be effective when delivered to any party at the address provided herein:

1.	If to the Retrocessionaire:

Julia Cornely, Reinsurance Treaty Officer

AXA Corporate Solutions Life Reinsurance Company

17 State Street, 32nd Floor

New York, NY 1004

2.	If to the Retrocedent:

Tony Bibbings, C.A., Agent

Exeter Reassurance Company, Ltd.

C/O Beacher Carlson Management, Ltd.

Continental Building

25 Church Street

P.O. Box HM 2461

Hamilton HM JX, Bermuda

Either party may change its address by giving the other party written notice of its new address; provided, however, that any notice of a change of address shall be effective only upon receipt.

B.

Administrative Communications and Payment Remittances. Each party shall, by written notice to the other, designate offices and depositaries for the receipt of administrative communications and payment remittances. Administrative communications and payments remittances shall be deemed delivered only upon actual receipt by the designated office or depositary, respectively.

C.

Amendment and Non Waiver. Any change or modification of this Agreement shall be null and void unless made by amendment to the Agreement and signed by both parties. No waiver by either party of any default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

D.	Assignment. This Agreement shall be binding on the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other, which consent shall not be unreasonably withheld.

E.

Reinsured Contract Assignments. The Retrocedent may, in its discretion and without the separate consent of the Retrocessionaire, accept a substitution of a majority-owned affiliate of Metropolitan Life Insurance Company in lieu of any Cedent as to any Reinsured Contract, whether by assumption reinsurance or otherwise, with the Reinsured Contract continuing in force unchanged, which substitution shall be binding on the Retrocessionaire.

F.

Severability. In the event that any provision or term of this Agreement shall be held invalid, illegal or unenforceable, all of the other provisions and terms shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if provisions or terms are held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out its original intent.

G.

Survival. All provisions of this Agreement shall, to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties’ rights hereunder, survive its termination.

H.

Choice of Law, Forum and Consent to Service. This Agreement is subject to and is to be interpreted in accordance with the laws of the State of New York without regard to the New York choice of law rules. While the parties contemplate that all disputes will be decide through negotiation or arbitration as provided herein, in the event of any legal proceedings, the parties shall submit to the exclusive jurisdiction of courts of the State of New York and the United States of America located in the City of New York and shall abide by the final decision of such courts. Each party hereby designates the Superintendent of Insurance of the State of New York as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the other party arising out of the Agreement. Process accepted by the Superintendent on behalf of party shall be forwarded to that party at the address specified herein.

I.	Settlements. Claim settlements made by the Retrocedent in good faith, including compromises, shall be unconditionally binding on the Retrocessionaire.

J.

Payments. All reinsurance settlements and other payments will be effected through off-setting balances, electronic funds transfers or as the parties may otherwise agree to carry out the purposes of this Agreement.

K.	Currency. All financial transactions under this Agreement shall be made in U. S. dollars.

L.

Intermediaries. Each party represents that all negotiations relative to this Agreement and the transactions contemplated hereby, including any subsequent Assumption Reinsurance Agreement with respect to the Reinsured Contracts, have been carried out by the Retrocedent and the Retrocessionaire directly and without the intervention of any person in such manner as to give rise to any valid claim by any other person for a finder’s fee, brokerage commission or similar payment.

M.

Construction Rules. Each party represents that its has been represented by and relied on the advice of counsel of its choice in the negotiation and drafting of the Agreement. The parties affirm that their respective counsel have had a substantial role in the drafting and negotiation of this Agreement and, therefore, the rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any Schedule attached hereto.

N.

Authority. Each party represents that it has full power and authority to enter into and to perform this Agreement and that the person signing this Agreement on its behalf has been properly authorized and empowered to do so. Each party further acknowledges that it has read this Agreement, understands it and agrees to be bound by it.

O.

Changes. In the event the Retrocedent’s liability to make any payment is changed due to a modification or cancellation of a Reinsured Contract, Retrocessionaire’s liability to make any such payment shall also be changed in the same manner and to the same extent. In the event that the amount of liability provided by a Reinsured Contract is increased or reduced because of a misstatement of age or sex, the reinsurance liability of the Retrocessionaire shall be increased or reduced by the same amount. Any adjustments for this reason shall be made without interest.

P.

Unreasonable Refusal of Agreement. Neither party, acting unreasonably, will withhold agreement to any discretionary action for the sole purpose of terminating this Agreement or otherwise frustrating its purpose.

Q.

Representations and Warranties. The Retrocedent acknowledges that, at the Retrocessionaire’s request, Retrocedent has provided certain information pertaining to the Reinsured Contracts for the Retrocessionaire’s consideration. This information included but is not limited to a copy of the contract forms referenced in Schedule A and the Reinsurance Agreements referenced in Exhibit V. The Retrocedent represents that all factual information that it provided to the Retrocessionaire is complete and accurate as of the date of the document in which such information is contained. The Retrocedent further represents that any assumptions made in providing this information were based upon informed judgment and are consistent with sound actuarial principles. The Retrocedent further represents that it is not aware of any omissions, errors, changes or discrepancies that would materially affect this information. Retrocedent acknowledges that the Retrocessionaire has relied on this information and the foregoing representations in entering into this Agreement. The preceding representations and the information provided are not to be construed as warranties by the Retrocedent to the Retrocessionaire with respect to future mortality, surrender, expense or investment experience of the Reinsured Contracts or their associated liabilities and assets; provided, however, that the Retrocedent shall provide to the Retrocessionaire a copy of each substantive amendment of any specimen contract form and Reinsurance Agreement identified in the referenced Schedule and Exhibit, respectively.

R.

Independent Contractor. The parties shall be deemed to be independent contractors, each with full control over its respective business affairs and operations. This Agreement shall not be construed as a partnership or joint venture and neither party hereto shall be liable for any obligations incurred by the other party except as expressly provided herein.

S.	Schedules, Exhibits and Captions. Schedules and Exhibits attached hereto are incorporated into this Agreement. Captions are provided for reference only.

T.	Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

U.

The Retrocedent shall notify the Retrocessionaire in advance of entry into any amendment to the Reinsurance Agreement and, in the event that such amendment would materially change the retroceded liabilities, the parties shall modify the provisions of this Agreement to restore the Retrocessionaire to its original position unless the parties shall agree otherwise.

Article XVIII

Entire Agreement

This Agreement, including the Schedules A, B and C, together with Exhibits I, II, III, IV, and V, supersedes all prior discussions and agreements between the parties and constitutes their sole and entire agreement with respect to Reinsured Contracts and there are no understandings between the parties other than as expressed herein; provided, however, that Exhibit V, the Reinsurance Agreement, is attached hereto for reference only.

Article XIX

DAC Tax

A.

The parties will make a joint election, in accordance with Treas. Reg. 1.848-2(g)(8), issued December 28, 1992, under § 848 of the Internal Revenue Code and the party with the net positive consideration under this Agreement will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitations of § 848(c)(1) of the Code;

1.	the election will take effect on the Effective Date and will remain in effect for all subsequent years that this Agreement remains in effect; and

2.

each party shall attach a schedule to its federal income tax return for its first taxable year ending after the election becomes effective that identifies the agreements (including this Agreement) for which joint elections have been made under this Regulation.

B.	Pursuant to this joint election:

1.	each party will exchange information pertaining to the amount of net consideration under this Agreement to assure consistency or as may otherwise be required by the Internal Revenue Service;

2.

Retrocedent will submit its calculation of the “net consideration” as defined under the above referenced regulation to Retrocessionaire not later than May 1 for each and every tax year for which this Agreement is in effect;

3.	Retrocessionaire may challenge such calculation within ten (10) working days of receipt of the Retrocedent’s calculation; and

4.

the parties will act in good faith to reach agreement as to the correct amount of net consideration whenever there is disagreement as to the amount of net consideration as determined under Treas. Reg. 1.848-2(f).

C.	Each party represents and warrants that it is subject to U. S. taxation under Subchapter L of Chapter 1 of the Code.

Article XX

Duration of Agreement

GMDB and EPB

A.

Retrocessions may be made to this Agreement through June 30, 2004, subject to a limit of [***] of total new considerations to the Retrocessionaire on the product(s) retroceded hereunder; provided, however, that the parties may, by agreement, amend this Agreement at anytime to provide for retrocessions of ceded liabilities under Reinsured Contracts beyond or in excess of the limitations set forth herein.

B.

Anytime on or after June 30, 2004, or anytime on or after the attainment of the limit for total new considerations described in Paragraph A, and upon ninety (90) days prior written notice, either the Retrocedent of the Retrocessionaire may cancel this Agreement for future retrocessions.

GMIB

C.

Retrocessions may be made to this Agreement through June 30, 2004, subject to a limit of [***] of total new considerations to the Retrocessionaire on the product(s) retroceded hereunder; provided, however, that the parties may, by agreement, amend this Agreement at anytime to provide for retrocessions of ceded liabilities under Reinsured Contracts beyond or in excess of the limitations set forth herein.

D.

Anytime on or after June 30, 2004, or anytime on or after attainment of the limit for total new considerations described in Paragraph C, and upon ninety (90) days written notice, either the Retrocedent or the Retrocessionaire may cancel this Agreement for future retrocessions.

E.

The Retrocessionaire provides the retrocession coverage hereunder with the understanding that the Cedent will not provide its distributors (e.g., wholesalers, producers, etc.) compensation that is different from that which is stated below. In the event that this proves to be otherwise, the Retrocessionaire may amend terms of this Agreement to return it to its original risk profile. Should this not be possible, the Retrocessionaire may immediately terminate this reinsurance arrangement for new and inforce business.

Normal Annuitization Commission Schedule: To Be Determined.

Income Program Annuitization Commission Schedule: Not to exceed the Normal Annuitization Commission Schedule.

F.

Commutation of term certain annuity payments or any other liquidity feature is unavailable to those individuals who annuitize under the Income Program. In the event that this proves to be otherwise, the Retrocessionaire may amend terms of this Agreement to return it to its original risk profile. Should this not be possible, the Retrocessionaire may immediately terminate this reinsurance arrangement for new and inforce business.

General

G.	Except as otherwise provided herein, the Agreement shall be unlimited in duration but may be reduced or terminated for future retrocessions as provided above.

H.	This Agreement shall remain in force as provided herein until the termination of the Retrocedent’s liability on the Reinsured Contracts.

I.

Either party may terminate this Agreement in the event that the other party is in material breach of the terms or conditions of this Agreement provided that the terminating party has notified the other party of the breach and the other party has not initiated the cure of such breach within thirty (30) days after such notice to be effectuated as promptly as possible.

J.

In the event that a Cedent shall terminate a Reinsurance Agreement for the cession of new annuity contract liabilities because, in its discretion, after a good faith effort, it was unable to obtain regulatory credit for reinsurance ceded to the Reinsurance Agreement, this Agreement shall continue in effect, on a run-off basis, for all annuity contract liabilities retroceded by that Cedent prior to the Reinsurance Agreement termination date; provided, however, that the Retrocedent shall co-operate with any Cedent in a good faith effort to obtain regulatory credit for reinsurance ceded to the Reinsurance Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first above written.

EXETER REASSURANCE COMPANY, LTD.

By:	/s/ illegible Bingham

Title:	Manager

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ illegible W Pado

Title:	President & CEO

By:	/s/ illegible

Title:	Assistant Actuary

Schedule A	Plans of Reinsurance

Schedule B	Investment Funds

Schedule C	Required Data and Suggested Layout

Exhibit I	1994 Variable Annuity MGDB Mortality Table
Mortality Table – Income Program (Annuity 2000 Valuation)
Projection Scale G

Exhibit II	Retrocession Premiums

Exhibit III	Benefit Limitation Rules

Exhibit IV	Annuitization Rate and Exposure Determination

Exhibit V	Reinsurance Agreements:
MetLife Investors Insurance Company
MetLife Investors Insurance Company of California
MetLife Investors Insurance Company USA
New England Life Insurance Company

Schedule A

Plans of Reinsurance

A.	Retrocessionaire’s Percentage:

100% of the Retrocedent’s 25% share of the business described herein, subject to the benefit limitations set forth in Article I.

B.	Effective Date:

April 1, 2001, contingent upon the Retrocessionaire’s review and acceptance of business issued from April 1, 2001 to June 30, 2001.

Otherwise, July 1, 2001.

C.	Death Benefits Retroceded:

Guaranteed Minimum Death Benefits (GMDB)

•	Annual Step-Up Benefit for issue ages 0-79: Greater Maximum Anniversary Value to attained age 80; GMDB frozen thereafter.

•	Greater of 5% Index and Annual Step-Up for issues ages 0-79: Greater maximum Anniversary Value to attained age 80 and 5% Rollup to attained age 80; GMDB frozen thereafter.

Note: Withdrawals reduce the death benefit proportionately.

Earnings Preservation Benefits (EPB)

•	Before the contract anniversary immediately prior to the owner’s 81st birthday, the EPB is,

40% of (a) – (b) for issue ages 0-69

25% of (a) – (b) for issue ages 70-79, where

(a) is the death benefit under the contract, and

(b) is the total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract (Earnings are equal to the Account Value less Purchase Payments not withdrawn), and then against Purchase Payments not withdrawn.

•	On or after the contract anniversary immediately prior to the owner’s 81st birthday, the EPB is,

40% of (a) – (b) for issue ages 0-69

25% of (a) – (b) for issue ages 70-79, where

Schedule A

Plans of Reinsurance

(Page 2 of 3)

(a) is the death benefit under the contract anniversary immediately prior to the owner’s 81st birthday, increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal; and

(b) is the total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract (Earnings are equal to the Account Value less Purchase Payments not withdrawn), and then against Purchase Payments not withdrawn.

Gain = (a) – (b) as defined above.

The EPB gain is subject to a cap of 200% of the total purchase payment not withdrawn.

D.	GMIB (Contractual Income Program Benefit) Retroceded:

Income Benefit Base (IBB)

Greater of an Annual Ratchet to attained age 80 and a 6% Rollup to attained age 80; frozen thereafter. The IBB is reduced proportionately for withdrawals.

Waiting Period

Contractholders can elect to annuitize under the Income Program thirty (30) days prior to their tenth (10th) or later contract anniversary and also under one of the life annuity forms stated in Article IV.

Annuitization

Annuitization under the Income Program means that the annuitant is receiving guaranteed fixed income payments based on the IBB and the MAPR under one of the life annuity forms shown below under Paragraph E.

Income Program Rider Election

The contractholder can only elect the Income Program Rider at issue. Once election is made, it is irrevocable.

Income Program Rider Cancellation

The contractholder of the annuity can not cancel the Income Program rider at any time.

Step-Up or Reset of IBB

Not Available.

Schedule A

Plans of Reinsurance

(Page 3 of 3)

E.	Affiliated Companies and Related Contracts:

Deferred Annuity Contracts

Standard Contract (7-year surrender charge schedule),

Bonus Contract (9-year surrender charge schedule)

L Class Contract (3-year surrender charge schedule)

P Class Contract (9-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

MetLife Investors Insurance Company

1.	Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 7016 (11/00)

2.	Death Benefit Rider (Annual Step-Up) Form 7017 (11/00)

3.	Additional Death Benefit Rider Form 7019 (11/00)

4.	Guaranteed Minimum Income Benefit Form 7018 (11/00)

MetLife Investors Insurance Company of California

1.	Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 7016 (11/00)

2.	Death Benefit Rider (Annual Step-Up) Form 7017 (11/00)

3.	Additional Death Benefit Rider Form 7019 (11/00)

4.	Guaranteed Minimum Income Benefit Form 7018 (11/00)

MetLife Investors Insurance Company USA

1.	Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 8016 (11/00)

2.	Death Benefit Rider (Annual Step-Up) Form 8017 (11/00)

3.	Additional Death Benefit Rider Form 8019 (11/00)

4.	Guaranteed Minimum Income Benefit Form 8018 (11/00)

New England Life Insurance Company

1.	Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form NEL-540(05/01)

2.	Death Benefit Rider (Annual Step-Up) Form NEL-550 (05/01)

3.	Additional Death Benefit Rider Form NEL-570 (05/01)

4.	Guaranteed Minimum Income Benefit Form NEL-560 (05/01)

Schedule B

Investment Funds

Funds	Status Changes
MetLife Investors, MetLife Investors of CA and Metlife Investors USA Portfolios
Lord Abbett Growth & Income
Lord Abbett Bond Debenture
Lord Abbett Mid Cap Value
Lord Abbett Developing Growth
Lord Abbett Growth Opportunities
J.P. Morgan Quality Bond
J.P. Morgan Small Cap
J. P. Morgan Select Equity
J.P. Morgan Enhanced Index
J.P. Morgan International
BlackRock Equity
BlackRock Government Income
Firstar Balanced
Firstar Equity Income
Firstar Growth & Income
Janus Aggressive Growth
MFS Mid Cap Growth
MFS Research International
Oppenheimer Capital Appreciation
PIMCO Money Market
PIMCO Total Return
PIMCO Innovation
Putnam Research

Continued on next page...

New England Life Portfolios

New England Zenith Fund

      Back Bay Advisors Money Market Series

      Back Bay Advisors bond Income Series

      Salomon Brothers Straategic Bond Opportunities Series

      Salomon Brothers U.S. government Series

      Balanced Series

      Alger Equity Growth Series

      Davis Venture Value Series

      Harris Oakmark Mid Cap Value Series

      Loomis Sayles Small Cap Series

      MFS Investors Trust Series

      MFS Research Managers Series

      Westpeak Growth and Income Series

Metropolitan Series Fund

      Lehman Brothers Aggregate Bond Index Portfolio

      Janus Growth Portfolio

      Janus Mid Cap Portfolio

      MetLife Mid Cap Stock Portfolio

      MetLife Stock Index Portfolio

      Neuberger Berman Partners Mid Cap Value Portfolio

      Putnam Large Cap Growth Portfolio

      Franklin Templeton Small Cap Growth Portfolio

      Morgan Stanley EAFE Index Portfolio

      Putnam International Stock Portfolio

      Russell 2000 Index Portfolio

      State Street Research Aurora Small Cap Value Portfolio

      State Street Research Investment Trust Portfolio

Met Investors Series Trust Lord Abbett Bond Debenture Portfolio PIMCO Total Return Portfolio MFS Mid-Cap Growth Portfolio MFS Research International Portfolio PIMCO Innovation Portfolio
American Funds Insurance Series American Funds Growth Fund American Funds Growth-Income Fund American Funds Global Small Capitalization Fund

Schedule C

Required Data and Suggested Data Layout

(Page 1 of 3)

Field Description	Comments

Annuitant’s ID:	Last Name
First Name
Middle Name
Sex	M or F
Date of Birth	YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant’s ID:	Last Name If Applicable
First Name
Middle Name
Sex	M or F
Date of Birth	YYYYMMDD
Social Security No. / Social Insurance No.

Owner’s ID:	Last Name
First Name
Middle Name
Sex	M or F
Date of Birth	YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner’s ID:	Last Name If Applicable
First Name
Middle Name
Sex	M or F
Date of Birth	YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number
Policy Issue Date	YYYYMMDD
Policy Issue Status	NI = True New Issue, SC = Spousal Continuance,
EX = 1035 Exchange
Tax Status	Qualified (Q), or Non-qualified (N)

Schedule C

Required Data and Suggested Data Layout

(Paqe 2 of 3)

Field Description	Comments

GMDB/EEB SECTION (If applicable)
Mortality Risk Definition Indicator	AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger	A = Annuitant, 0 = Owner, 1 = 1st to die, 2 = 2nd to die
(e.g., A2 = payable upon death of second of joint annuitants)
Current Ratchet Value	If Applicable
Current Reset Value	If Applicable
Current Rollup Value	If Applicable
Current Return of Premium Value	If Applicable

Minimum Guaranteed Death Benefit
Contract Death Benefit	Greater of Account Value and Minimum Guaranteed Death Benefit
Effective Date of the Rider
Account Value as of the Effective Date of the Rider
Mortality Risk VNAR	Max [Contractual Death Benefit – Account Value), 01
SCNAR	Surrender Charge, if applicable
EEMNAR	X% of Death Benefit less Net Purchase Payments
Earnings	Death Benefit less Net Purchase Payments
Earnings CAP	X% of Net Purchase Payments

GMIB SECTION (If applicable)
GMIB Indicator	Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected	01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period	YYYYMMDD
GMIB Annuitization Date	YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date	YYYYMMDD, if applicable
Cancellation Date	YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount	Calculated using an individual life annuity form with 10 years certain
Treasury Rate	Used in IBNAR calculation

GMAB SECTION (If applicable)
GMAB Indicator	Y = benefit elected, N = benefit not elected, NA = not applicable
Accumulation Benefit Elected	01 = option 1, 02 = option 2, etc.
Maturity Date	YYYYMMDD
Most Recent GMAB Step-up / Rollover Date	YYYYMMDD, if applicable
Cancellation Date	YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value	Current Value
GMAB NAR	Max [ (GMAB Guaranteed Value - Account Value) , 0]

Account Value	Current total value
Surrender Charge	If reinsured
Cumulative Deposits	Total premiums
Cumulative Withdrawals	Total withdrawals
Net Purchase Payments	Total premiums less total withdrawals (proportional adjustment)
Deposits made in quarter of death	dollar value
Quota Share retroceded	percentage

Schedule C

Required Data and Suggested Data Layout

(Page 3 of 3)

Field Description	Comments

Funding Vehicle Values;
“MorningStar” designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

Fixed Account
Dollar Cost Averaging

Note: total of funding vehicles should equal account value.

Termination Information:
Termination Date	YYYYMMDD, If applicable
Reason for Termination	Death (D), Annuitization (A), 1035 Exchange (X), GMIB Election (I), Other (O).
Cause of Death	If applicable. Use your Cause of Death code, and provide translation

Summary Information;	For reconciliation purposes (may be paper summary)
Total number of records	Monthly aggregate information by GMIB Design, GMAB Design, and
Pricing Cohort (if applicable)
Total of each dollar field	Monthly aggregate information by GMIB Design, GMAB Design, and
Pricing Cohort (if applicable)

Note: All values to nearest dollar

Exhibit I

1994 Variable Annuity MGDB Mortality Table

(applied age last birthday at attained age)

Attained Age	Male Qx	Female Qx
1	0.000587	0.000519
2	0.000433	0.000358
3	0.000350	0.000268
4	0.000293	0.000218
5	0.000274	0.000201
6	0.000263	0.000188
7	0.000248	0.000172
8	0.000234	0.000158
9	0.000231	0.000154
10	0.000239	0.000159
11	0.000256	0.000169
12	0.000284	0.000185
13	0.000327	0.000209
14	0.000380	0.000239
15	0.000435	0.000271
16	0.000486	0.000298
17	0.000526	0.000315
18	0.000558	0.000326
19	0.000586	0.000333
20	0.000613	0.000337
21	0.000642	0.000340
22	0.000677	0.000343
23	0.000717	0.000344
24	0.000760	0.000344
25	0.000803	0.000346
26	0.000842	0.000352
27	0.000876	0.000364
28	0.000907	0.000382
29	0.000935	0.000403
30	0.000959	0.000428
31	0.000981	0.000455
32	0.000997	0.000484
33	0.001003	0.000514
34	0.001005	0.000547
35	0.001013	0.000585
36	0.001037	0.000628
37	0.001082	0.000679
38	0.001146	0.000739
39	0.001225	0.000805
40	0.001317	0.000874
41	0.001424	0.000943
42	0.001540	0.001007
43	0.001662	0.001064
44	0.001796	0.001121
45	0.001952	0.001186
46	0.002141	0.001269
47	0.002366	0.001371
48	0.002618	0.001488
49	0.002900	0.001619
50	0.003223	0.001772
51	0.003598	0.001952
52	0.004019	0.002153
53	0.004472	0.002360
54	0.004969	0.002589
55	0.005543	0.002871
56	0.006226	0.003241
57	0.007025	0.003713
58	0.007916	0.004270
59	0.008907	0.004909

Attained Age	Male Qx	Female Qx
60	0.010029	0.005636
61	0.011312	0.006460
62	0.012781	0.007396
63	0.014431	0.008453
64	0.016241	0.009611
65	0.018191	0.010837
66	0.020259	0.012094
67	0.022398	0.013318
68	0.024581	0.014469
69	0.026869	0.015631
70	0.029363	0.016957
71	0.032169	0.018597
72	0.035268	0.020599
73	0.038558	0.022888
74	0.042106	0.025453
75	0.046121	0.028372
76	0.050813	0.031725
77	0.056327	0.035505
78	0.062629	0.039635
79	0.069595	0.044161
80	0.077114	0.049227
81	0.085075	0.054980
82	0.093273	0.061410
83	0.101578	0.068384
84	0.110252	0.075973
85	0.119764	0.084432
86	0.130583	0.094012
87	0.143012	0.104874
88	0.156969	0.116968
89	0.172199	0.130161
90	0.188517	0.144357
91	0.205742	0.159461
92	0.223978	0.175424
93	0.243533	0.192270
94	0.264171	0.210032
95	0.285199	0.228712
96	0.305931	0.248306
97	0.325849	0.268892
98	0.344977	0.290564
99	0.363757	0.313211
100	0.382606	0.336569
101	0.401942	0.360379
102	0.422569	0.385051
103	0.445282	0.411515
104	0.469115	0.439065
105	0.491923	0.465584
106	0.511560	0.488958
107	0.526441	0.507867
108	0.536732	0.522924
109	0.543602	0.534964
110	0.547664	0.543622
111	0.549540	0.548526
112	0.550000	0.550000
113	0.550000	0.550000
114	0.550000	0.550000
115	1.000000	1.000000

Exhibit I

Mortality Table — Income Program

2000 Valuation (per thousand rates) (applies at attained age)

Age	Male - qx’s	Female - qx’s

5	0.291	0.171
6	0.270	0.141
7	0.257	0.118
8	0.294	0.118
9	0.325	0.121
10	0.350	0.126
11	0.371	0.133
12	0.388	0.142
13	0.402	0.152
14	0.414	0.164
15	0.425	0.177
16	0.437	0.190
17	0.449	0.204
18	0.463	0.219
19	0.480	0.234
20	0.499	0.250
21	0.519	0.265
22	0.542	0.281
23	0.566	0.298
24	0.592	0.314
25	0.616	0.331
26	0.639	0.347
27	0.659	0.362
28	0.675	0.376
29	0.687	0.389
30	0.694	0.402
31	0.699	0.414
32	0.700	0.425
33	0.701	0.436
34	0.702	0.449
35	0.704	0.463
36	0.719	0.481
37	0.749	0.504
38	0.796	0.532
39	0.864	0.567
40	0.953	0.609
41	1.065	0.658
42	1.201	0.715
43	1.362	0.781
44	1.547	0.855
45	1.752	0.939
46	1.974	1.035
47	2.211	1.141
48	2.460	1.261
49	2.721	1.393
50	2.994	1.538
51	3.279	1.695
52	3.576	1.864
53	3.884	2.047
54	4.203	2.244
55	4.534	2.457
56	4.876	2.689
57	5.228	2.942
58	5.593	3.218
59	5.988	3.523

Age	Male - qx’s	Female - qx’s

60	6.428	3.863
61	6.933	4.242
62	7.520	4.668
63	8.207	5.144
64	9.008	5.671
65	9.940	6.250
66	11.016	6.878
67	12.251	7.555
68	13.657	8.287
69	15.233	9.102
70	16.979	10.034
71	18.891	11.117
72	20.967	12.386
73	23.209	13.871
74	25.644	15.592
75	28.304	17.564
76	31.220	19.805
77	34.425	22.328
78	37.948	25.158
79	41.812	28.341
80	46.037	31.933
81	50.643	35.985
82	55.651	40.552
83	61.080	45.690
84	66.948	51.456
85	73.275	57.913
86	80.076	65.119
87	87.370	73.136
88	95.169	81.991
89	103.455	91.577
90	112.208	101.758
91	121.402	112.395
92	131.017	123.349
93	141.030	134.486
94	151.422	145.689
95	162.179	156.846
96	173.279	167.841
97	184.706	178.563
98	196.946	189.604
99	210.484	201.557
100	225.806	215.013
101	243.398	230.565
102	263.745	248.805
103	287.334	270.326
104	314.649	295.719
105	346.177	325.576
106	382.403	360.491
107	423.813	401.054
108	470.893	447.860
109	524.128	501.498
110	584.004	562.563
111	651.007	631.645
112	725.622	709.338
113	808.336	796.233
114	899.633	892.923
115	1000.000	1000.000

Exhibit I

Projection Scale G

Age	Male	Female	Age	Male	Female	Age	Male	Female

5	1.50%	1.50%	53	1.70%	1.95%	101	0.20%	0.25%
6	1.50%	1.50%	54	1.65%	1.90%	102	0.00%	0.00%
7	1.50%	1.50%	55	1.60%	1.85%	103	0.00%	0.00%
8	1.25%	1.40%	56	1.55%	1.80%	104	0.00%	0.00%
9	1.00%	1.30%	57	1.50%	1.75%	105	0.00%	0.00%
10	0.75%	1.20%	58	1.50%	1.75%	106	0.00%	0.00%
11	0.50%	1.10%	59	1.50%	1.75%	107	0.00%	0.00%
12	0.25%	1.00%	60	1.50%	1.75%	108	0.00%	0.00%
13	0.24%	0.90%	61	1.50%	1.75%	109	0.00%	0.00%
14	0.23%	0.80%	62	1.50%	1.75%	110	0.00%	0.00%
15	0.22%	0.70%	63	1.50%	1.75%	111	0.00%	0.00%
16	0.21%	0.60%	64	1.50%	1.75%	112	0.00%	0.00%
17	0.20%	0.50%	65	1.50%	1.75%	113	0.00%	0.00%
18	0.18%	0.50%	66	1.50%	1.75%	114	0.00%	0.00%
19	0.16%	0.50%	67	1.50%	1.75%	115	0.00%	0.00%
20	0.14%	0.50%	68	1.45%	1.75%
21	0.12%	0.50%	69	1.40%	1.75%
22	0.10%	0.50%	70	1.35%	1.75%
23	0.10%	0.55%	71	1.30%	1.75%
24	0.10%	0.60%	72	1.25%	1.75%
25	0.10%	0.65%	73	1.25%	1.70%
26	0.10%	0.70%	74	1.25%	1.65%
27	0.10%	0.75%	75	1.25%	1.60%
28	0.23%	0.85%	76	1.25%	1.55%
29	0.36%	0.95%	77	1.25%	1.50%
30	0.49%	1.05%	78	1.25%	1.50%
31	0.62%	1.15%	79	1.25%	1.50%
32	0.75%	1.25%	80	1.25%	1.50%
33	1.00%	1.45%	81	1.25%	1.50%
34	1.25%	1.65%	82	1.25%	1.50%
35	1.50%	1.85%	83	1.25%	1.50%
36	1.75%	2.05%	84	1.25%	1.50%
37	2.00%	2.25%	85	1.25%	1.50%
38	2.00%	2.25%	86	1.25%	1.50%
39	2.00%	2.25%	87	1.25%	1.50%
40	2.00%	2.25%	88	1.20%	1.45%
41	2.00%	2.25%	89	1.15%	1.40%
42	2.00%	2.25%	90	1.10%	1.35%
43	1.95%	2.20%	91	1.05%	1.30%
44	1.90%	2.15%	92	1.00%	1.25%
45	1.85%	2.10%	93	1.00%	1.25%
46	1.80%	2.05%	94	1.00%	1.25%
47	1.75%	2.00%	95	1.00%	1.25%
48	1.75%	2.00%	96	1.00%	1.25%
49	1.75%	2.00%	97	1.00%	1.25%
50	1.75%	2.00%	98	0.80%	1.00%
51	1.75%	2.00%	99	0.60%	0.75%
52	1.75%	2.00%	100	0.40%	0.50%

Exhibit II

Retrocession Premiums: GMDB and EPB

A.	Products Covered:

Standard Contract (7-year surrender charge schedule),

Bonus Contract (9-year surrender charge schedule)

L Class Contract (3-year surrender charge schedule)

P Class Contract (9-year surrender charge schedule)

Annual Step-Up to attained age 80;		Retrocession	Premiums	Guaranteed
Frozen thereafter	Issue	Minimum	Maximum*	Maximum
Ages
	0-49	[***]	[***]	[***]
50-59
50% of SC covered	60-69
70-74
75-79

B.	Products Covered:

C Class Contract (No surrender charges)

Annual Step-Up to attained age 80;		Retrocession	Premiums	Guaranteed
Frozen thereafter	Issue	Minimum	Maximum*	Maximum
Ages
	0-49	[***]	[***]	[***]
50-59
No SC covered	60-69
70-74
75-79

C.	Products Covered:

All Products

Earnings Preservation Benefit	Issue	Retrocession
With Annual Step-Up GMDB;	Ages	Premiums
	0-49	[***]
50-59
60-69
70-74
75-79

Exhibit II

Retrocession Premiums: GMDB and EPB

(Continued)

D.	Products Covered:

Standard Contract (7-year surrender charge schedule),

Bonus Contract (9-year surrender charge schedule)

L Class Contract (3-year surrender charge schedule)

P Class Contract (9-year surrender charge schedule)

Max (Annual Step-Up, 5% Rollup)
to attained age 80;		Retrocession	Premiums	Guaranteed
Frozen thereafter	Issue	Minimum	Maximum*	Maximum
Ages
	0-49	[***]	[***]	[***]
50-59
50% of SC covered	60-69
70-74
75-79

E.	Products Covered:

C Class Contract (No surrender charges)

Max (Annual Step-Up, 5% Rollup)
to attained age 80;		Retrocession	Premiums	Guaranteed
Frozen thereafter	Issue	Minimum	Maximum*	Maximum
Ages
	0-49	[***]	[***]	[***]
50-59
No SC covered	60-69
70-74
75-79

F.	Products Covered:

All Products

Earnings Preservation Benefit		Retrocession
with Max (Annual Step-Up, 5%	Issue	Premiums
Rollup);	Ages
	0-49	[***]
50-59
60-69
70-74
75-79

*The current maximum premium rate shall be in effect for a minimum of twenty years (20) years from the Effective Date of this Retrocession Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated, guaranteed maximum rate shown.

Exhibit II

Retrocession Premiums: Income Program

(Continued)

Products Covered:

All Products

	Issue	Retrocession Premium*	Guaranteed Maximum
Income Program	Ages	(Basis Points)	(Basis Points)
Income Program Rider	0-75	[***]	[***]

*The current GMIB Retrocession Premium rate shall be in effect for a minimum of twenty (20) years from the Effective Date of this Agreement. Thereafter, the retrocession premium may be increased based on expected experience but not beyond the stated guaranteed maximum rate shown.

Exhibit III

Benefit Limitation Rule: GMDB and EPB

Trapezoidal Rule

Average Aggregate Account Value inforce in calendar year Z equals:

AV(JanB) +
24

AV (FebB) + AV (MarB) + AV (AprB) + AV (MayB) +
12

AV(JunB) + AV(JulB) + AV(AugB) + AV(SepB) +
12

AV(OctB) + AV(NovB) + AV(DecB) +
12

AV (Dec E)
24

where AV(MonthB) is equal to the beginning of month aggregate account value of the Related Contracts listed in Schedule A and AV(MonthE) is equal to the end of month aggregate account value of the Related Contracts listed in Schedule A.

For partial calendar years AV(MonthB) for months prior to the Effective Date of this Agreement or for months subsequent to the termination of all business hereunder, should be set equal to zero.

Exhibit III

Benefit Limitation Rule: Income Program

Trapezoidal Rule

Average Aggregate Account Value inforce in calendar year Z equals:

AV(JanB) +
24

AV (FebB) + AV (MarB) + AV (AprB) + AV (MayB) +
12

AV(JunB) + AV(JulB) + AV(AugB) + AV(SepB) +
12

AV(OctB) + AV(NovB) + AV(DecB) +
12

AV (Dec E)
24

where AV(MonthB ) is equal to the beginning of month aggregate account value of the Related Contracts listed in Schedule A and AV(MonthE) is equal to the end of month aggregate account value of the Related Contracts listed in Schedule A and who are eligible to annuitize under the Income Program. Contracts eligible to annuitize under the Income Program are those contracts whose waiting period expired prior to calendar year Z and those contracts whose waiting period will expire during calendar year Z.

For partial calendar years AV(MonthB) for months prior to the Effective Date of this Agreement or for months subsequent to the termination of all business hereunder, should be set equal to zero.

Exhibit IV

Annuitization Rate And Exposure Determination

Defined Variables

Wz

total IBB value for each reinsured contract, as of the contract’s anniversary in calendar year Z, which is eligible to annuitize under the Income Program (i.e., past their waiting period) by November 30th of year Z.

Nz

total IBB value for each reinsured contract, as of the contract’s anniversary in calendar year Z, which is eligible to annuitize under the Income Program during the month of December in year Z (i.e. not part of Wz).

Twz	total IBB value, from cohort Wz, terminating within 30-days after the contract’s anniversary in year Z; total IBB value is measured as of the date of termination

TNz	total IBB value, from cohort Nz, terminating within 30-days after the contract’s anniversary in year Z; total IBB value is measured as of the date of termination

Terminations are defined as follows:

➢	Death of owner or annuitant resulting in payment of death benefit
➢	Surrender of Contract and partial withdrawals
➢	Annuitizations which are not under the Income Program
➢	Attainment of maximum annuitization age or attained age 95, if earlier

AZ(WZ)	total IBB value, as of the contract’s anniversary in calendar year Z, from cohort Wz which annuitized under the Income Program rider during year Z

AZ(NZ)	total IBB value, as of the contract’s anniversary in calendar year Z, from cohort Nz which annuitized under the Income Program rider during year Z

Annuitization_RateZ =	Az (WZ) + AZ(N Z)+AZ(NZ-1)
Exposurez

Note: This formula only applies to contracts reinsured at the beginning of a calendar year.

Exhibit V

Reinsurance Agreements

The attached Reinsurance Agreements are made between the Cedents listed below and the Retrocedent.

MetLife Investors Insurance Company

MetLife Investors Insurance Company of California

MetLife Investors Insurance Company USA

New England Life Insurance Company

AMENDMENT No. 1 to

AUTOMATIC RETROCESSION AGREEMENT

No. 2001-44 Effective as of April 1, 2001

(Agreement)

between

EXETER REASSURANCE COMPANY, LTD.

(Retrocedent)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(Retrocessionaire)

The Agreement is hereby amended, as of the Effective Date, as follows:

1.

The Retrocessionaire accepts the retrocessions that the Retrocedent proposed in accordance with the provisions of Article I, Paragraph D, with respect to those Reinsured Contracts that the Cedents issued between April 1, 2001 and June 30, 2001, that are referenced in Schedule A, Paragraph B.

2.

The attached Schedule B (Revised), Investment Funds, amends and, as amended, restates Schedule B, Investment Funds. The Retrocedent shall provide quarterly reports to the Retrocessionaire containing the distributions of account values within the A.G. Edwards Fund Portfolios; and

3.

On and after the dates specified in Schedule B (Revised) that apply to Reinsured Contracts issued through A.G. Edwards, upon a showing of material prejudice as a result of the greater expense or greater expected volatility of the A.G. Edwards investment funds than experienced in all other investment funds referenced in Article XV(A), the Retrocessionaire may, with the consent of the Retrocedent, which consent shall not be unreasonably withheld, modify the terms of this Agreement with respect thereto upon the conditions and subject to the limitations provided in Article XV(C).

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

EXETER REASSURANCE COMPANY, LTD.

By:	/s/ illegible, Manager	Date:	March 13, 2003
Name/Title
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
By:	/s/ Michael S. Sakoulas	Date:	20 February 2003
Michael S. Sakoulas, Senior Vice President

Attest:	/s/ Julia Cornely
Julia Cornely, Assistant Vice President

Schedule B (Revised)

Investment Funds

Funds	Status Changes

MetLife Investors, MetLife Investors of CA and Metlife Investors USA Portfolios

Lord Abbett Growth & Income

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Value

Lord Abbett Developing Growth

Lord Abbett Growth Opportunities

J.P. Morgan Quality Bond

J.P. Morgan Small Cap

J. P. Morgan Select Equity

J.P. Morgan Enhanced Index

J.P. Morgan International

BlackRock Equity

BlackRock Government Income

Firstar Balanced

Firstar Equity Income

Firstar Growth & Income

Janus Aggressive Growth

MFS Mid Cap Growth

MFS Research International

Oppenheimer Capital Appreciation

PIMCO Money Market

PIMCO Total Return

PIMCO Innovation

Putnam Research

Davis Venture Value

Harris Oakmark Mid Cap Value

State Street Research Concentrated International	Added October 1, 2001

Met/AIM Small Cap Growth	Added October 1, 2001

Met/AIM Mid Cap Equity	Added October 1, 2001

MetLife Stock Index	Added October 1, 2001

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 1

Schedule B (Revised)

Investment Funds

Funds	Status Changes
New England Life Portfolios

New England Zenith Fund

Back Bay Advisors Money Market Series

Back Bay Advisors Bond Income Series

Salomon Brothers Strategic Bond

Opportunities Series

Salomon Brothers U.S. government Series

Balanced Series

Alger Equity Growth Series

Davis Venture Value Series

Harris Oakmark Mid Cap Value Series

Loomis Sayles Small Cap Series

MFS Investors Trust Series

MFS Research Managers Series

Westpeak Growth and Income Series

Metropolitan Series Fund

Lehman Brothers Aggregate Bond Index Portfolio

Janus Growth Portfolio

Janus Mid Cap Portfolio

MetLife Mid Cap Stock Portfolio

MetLife Stock Index Portfolio

Neuberger Berman Partners Mid Cap Value Portfolio

Putnam Large Cap Growth Portfolio

Franklin Templeton Small Cap Growth Portfolio

Morgan Stanley EAFE Index Portfolio

Putnam International Stock Portfolio

Russell 2000 Index Portfolio

State Street Research Aurora Small Cap Value Portfolio

State Street Research Investment Trust Portfolio

Met Investors Series Trust Lord Abbett Bond Debenture Portfolio PIMCO Total Return Portfolio MFS Mid-Cap Growth Portfolio MFS Research international Portfolio PIMCO Innovation Portfolio
American Funds Insurance Series American Funds Growth Fund American Funds Growth-Income Fund American Funds Global Small Capitalization Fund

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 1

Schedule B (Revised)

Investment Funds

Funds	Status Changes

Edward Jones Portfolios (added April 1, 2001)

Templeton Global Income

Templeton International Securities

Templeton Growth Securities

Franklin Small Cap

Franklin Large Cap Growth

Lord Abbett Growth & Income

Lord Abbett Growth Opportunities

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Value

Lord Abbett Developing Growth

AIM Capital Appreciation

AIM International Equity

AIM Value

J. P. Morgan Quality Bond

J. P. Morgan International Equity

J. P. Morgan Select Equity

J. P. Morgan Enhanced Index

J. P. Morgan Small Cap Stock

PIMCO Money Market

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 1

Schedule B (Revised)

Investment Funds

Funds	Status Changes
A.G. Edwards Portfolios (added April 1, 2001)
AIM Variable Insurance Funds AIM V. I. Capital Appreciation Fund AIM V. I. International Equity Fund AIM V. I. Value Fund
Alliance Variable Products Series Fund, Inc. Premier Growth Portfolio Real Estate Investment Portfolio
American Century Variable Portfolios, Inc. VP Income & Growth Fund VP International Fund VP Value Fund

Met Investors Series Trust

J. P. Morgan Enhanced Index Portfolio

J. P. Morgan International Equity Portfolio

J. P. Morgan Quality Bond Portfolio

J. P. Morgan Select Equity Portfolio

J. P. Morgan Small Cap Stock Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Developing Growth Portfolio

Lord Abbett Growth & Income Portfolio

Lord Abbett Growth Opportunities Portfolio

Lord Abbett Mid-Cap Value Portfolio

PIMCO Money Market Portfolio

Dreyfus Stock Index Fund
Dreyfus Variable Investment Fund Appreciation Portfolio Disciplined Stock Portfolio
Franklin Templeton Variable Ins. Products Trust Franklin Small Cap Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton International Securities Fund
Goldman Sachs Variable Insurance Trust Growth & Income Fund Internet Tollkeeper Fund Global Income Fund International Equity Fund
INVESCO Variable Investment Funds, Inc. Dynamics Fund High Yield Fund
Kemper Variable Series Government Securities Portfolio Small Cap Growth Portfolio Small Cap Value Portfolio

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 1

Schedule B (Revised)

Investment Funds

Funds	Status Changes
A.G. Edwards Portfolios (added April 1, 2001)
Scudder Variable Life Investment Fund International Portfolio
Liberty Variable Investment Trust Newport Tiger Fund
MFS Variable Insurance Trust Emerging Growth Series Global Governments Series Growth With Income Series High Income Series Research Series New Discovery Series
PIMCO Variable Insurance Trust High Yield Bond Portfolio Low Duration Bond Portfolio StocksPLUS Growth & Income Portfolio Total Return Bond
Putnam Variable Trust Growth & Income Fund International Growth Fund International New Opportunities Fund New Value Fund Vista Fund
Fidelity Variable Ins. Products Fund High Income Portfolio Growth Portfolio

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 1

AMENDMENT No. 5 to

AUTOMATIC RETROCESSION AGREEMENT

No. 2001-44 Effective as of April 1, 2001

(Agreement)

between

EXETER REASSURANCE COMPANY, LTD.

(Retrocedent)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(Retrocessionaire)

The Agreement is hereby amended, as of May 1, 2003, as follows:

1.

The attached Schedule A (Revised), Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance. Paragraph E, Affiliated Companies and Related Contracts, has been revised to specify, for each Affiliated Company, the class of variable annuity contract that is reinsured hereunder. This revision does not amend the Related Contracts covered heretofore in any way.

2.	The attached Schedule B (Revised), Investment Funds, amends and, as amended, restates Schedule B (Revised), Investment Funds.

This Amendment No. 5 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

EXETER REASSURANCE COMPANY, LTD.

By:	/s/ illegible	Date:	July 14, 2003
Name/Title
AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
By:	/s/ Michael S. Sakoulas	Date:	1 July 2003
Michael S. Sakoulas, Senior Vice President

Attest:	/s/ Julia Cornely
Julia Cornely, Assistant Vice President

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule A (Revised)

Plans of Reinsurance

A.	Retrocessionaire’s Percentage:

100% of the Retrocedent’s 25% share of the business described herein, subject to the benefit limitations set forth in Article I.

B.	Effective Date:

April 1, 2001, contingent upon the Retrocessionaire’s review and acceptance of business issued from April 1, 2001 to June 30, 2001.

Otherwise, July 1, 2001.

C.	Death Benefits Retroceded:

Guaranteed Minimum Death Benefits (GMDB)

•	Annual Step-Up Benefit for issue ages 0-79: Greater Maximum Anniversary Value to attained age 80; GMDB frozen thereafter.

•	Greater of 5% Index and Annual Step-Up for issues ages 0-79: Greater maximum Anniversary Value to attained age 80 and 5% Rollup to attained age 80; GMDB frozen thereafter.

Note: Withdrawals reduce the death benefit proportionately.

Earnings Preservation Benefits (EPB)

•	Before the contract anniversary immediately prior to the owner’s 81st birthday, the EPB is,

40% of (a) – (b) for issue ages 0-69

25% of (a) – (b) for issue ages 70-79, where

(a) is the death benefit under the contract, and

(b) is the total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract (Earnings are equal to the Account Value less Purchase Payments not withdrawn), and then against Purchase Payments not withdrawn.

•	On or after the contract anniversary immediately prior to the owner’s 81st birthday, the EPB is,

40% of (a) – (b) for issue ages 0-69

25% of (a) – (b) for issue ages 70-79, where

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule A (Revised)

Plans of Reinsurance

(Page 2 of 4)

(a) is the death benefit under the contract anniversary immediately prior to the owner’s 81st birthday, increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal; and

(b) is the total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract (Earnings are equal to the Account Value less Purchase Payments not withdrawn), and then against Purchase Payments not withdrawn.

Gain = (a) – (b) as defined above.

The EPB gain is subject to a cap of 200% of the total purchase payment not withdrawn.

D.	GMIB (Contractual Income Program Benefit) Retroceded:

Income Benefit Base (IBB)

Greater of an Annual Ratchet to attained age 80 and a 6% Rollup to attained age 80; frozen thereafter. The IBB is reduced proportionately for withdrawals.

Waiting Period

Contractholders can elect to annuitize under the Income Program thirty (30) days prior to their tenth (10th) or later contract anniversary and also under one of the life annuity forms stated in Article IV.

Annuitization

Annuitization under the Income Program means that the annuitant is receiving guaranteed fixed income payments based on the IBB and the MAPR under one of the life annuity forms shown below under Paragraph E.

Income Program Rider Election

The contractholder can only elect the Income Program Rider at issue. Once election is made, it is irrevocable.

Income Program Rider Cancellation

The contractholder of the annuity can not cancel the Income Program rider at any time.

Step-Up or Reset of IBB

Not Available.

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule A (Revised)

Plans of Reinsurance

(Page 3 of 4)

E.	Affiliated Companies and Related Contracts:

MetLife Investors Insurance Company

Deferred Annuity Contracts

VA Class Contract (Standard Contract, 7-year surrender charge schedule)

XC Class Contract (Bonus Contract, 9-year surrender charge schedule)

AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)

B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)

L Class Contract (3-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

1.    Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 7016 (11/00)

2.    Death Benefit Rider (Annual Step-Up) Form 7017 (11/00)

3.    Additional Death Benefit Rider Form 7019 (11/00)

4.    Guaranteed Minimum Income Benefit Form 7018 (11/00)

MetLife Investors Insurance Company of California

Deferred Annuity Contracts

VA Class Contract (Standard Contract, 7-year surrender charge schedule)

XC Class Contract (Bonus Contract, 9-year surrender charge schedule)

AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)

B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)

L Class Contract (3-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

1.    Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 7016 (11/00)

2.    Death Benefit Rider (Annual Step-Up) Form 7017 (11/00)

3.    Additional Death Benefit Rider Form 7019 (11/00)

4.    Guaranteed Minimum Income Benefit Form 7018 (11/00)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule A (Revised)

Plans of Reinsurance

(Page 4 of 4)

MetLife Investors Insurance Company USA

Deferred Annuity Contracts

VA Class Contract (Standard Contract, 7-year surrender charge schedule)

XC Class Contract (Bonus Contract, 9-year surrender charge schedule)

L Class Contract (3-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

1.    Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 8016 (11/00)

2.    Death Benefit Rider (Annual Step-Up) Form 8017 (11/00)

3.    Additional Death Benefit Rider Form 8019 (11/00)

4.    Guaranteed Minimum Income Benefit Form 8018 (11/00)

New England Life Insurance Company

Deferred Annuity Contracts

B Class Contract (Standard Contract, 7-year surrender charge schedule),

L Class Contract (3-year surrender charge schedule)

P Class Contract (9-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

1.    Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form NEL- 540 (05/01)

2.    Death Benefit Rider (Annual Step-Up) Form NEL-550 (05/01)

3.    Additional Death Benefit Rider Form NEL-570 (05/01)

4.    Guaranteed Minimum Income Benefit Form NEL-560 (05/01)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule B (Revised)

Investment Funds

Funds	Status Changes

MetLife Investors, MetLife Investors of CA and Metlife Investors USA Portfolios

MET INVESTORS SERIES TRUST (CLASS B)

Met/AIM Mid Cap Core Equity Portfolio (name changed May 1, 2002; formerly Met/AIM Mid Cap Equity added October 1, 2001)

Met/AIM Small Cap Growth Portfolio (added October 1, 2001)

Harris Oakmark International Portfolio (name changed December 31, 2002; formerly State Street Research Concentrated International, added October 1, 2001)

Janus Aggressive Growth Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Growth and Income Portfolio

MFS Research International Portfolio

Oppenheimer Capital Appreciation Portfolio

PIMCO Inflation Protected Bond Portfolio (added May 1, 2003)

PIMCO Innovation Portfolio

PIMCO Money Market Portfolio

PIMCO Total Return Portfolio

Met/Putnam Research Portfolio

T. Rowe Price Mid-Cap Growth Portfolio (name changed December 31, 2002; formerly MFS Mid Cap Growth)

Third Avenue Small Cap Value Portfolio (added May 1, 2002)

METROPOLITAN SERIES FUND, INC.

Davis Venture Value Portfolio – Class E

Harris Oakmark Focused Value Portfolio – Class B (name changed May 1, 2002; formerly Harris Oakmark Mid Cap Value)

Jennison Growth Portfolio – Class B (added May 1, 2002)

MetLife Stock Index Portfolio – Class B (added October 1, 2001)

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule B (Revised)

Investment Funds

Funds	Status Changes

New England Life Portfolios

METROPOLITAN FUND (NOW COMBINED WITH NEW ENGLAND ZENITH FUND)

State Street Research Money Market Portfolio (name changed July 1, 2001; formerly Back Bay Advisors Money Market Series)

Lehman Brothers Aggregate Bond Index Portfolio

Salomon Brothers Strategic Bond Opportunities Portfolio

Salomon Brothers U.S. Government Portfolio

State Street Research Bond Income Portfolio (name changed July 1, 2001; formerly Back Bay Advisors Bond Income Series)

Balanced Portfolio

Alger Equity Growth Portfolio

Davis Venture Value Portfolio

Fl Structured Equity Portfolio (name changed May 1, 2002; formerly Westpeak Growth and Income Series)

Harris Oakmark Large Cap Value Portfolio (added May 1, 2002)

MetLife Stock Index Portfolio

MFS Investors Trust Portfolio

MFS Research Managers Portfolio

Met/Putnam Voyager Fund (name changed April 28, 2003; formerly Putnam Large Cap Growth Portfolio)

State Street Research Investment Trust Portfolio

State Street Research Large Cap Value Portfolio (added May 1, 2002)

Fl Mid Cap Opportunities Portfolio (added May 1, 2002)

Harris Oakmark Focused Value Portfolio (name changed May 1, 2002; formerly Harris Oakmark Mid Cap Value Series)

Janus Mid Cap Portfolio

MetLife Mid Cap Stock Index Portfolio

Neuberger Berman Partners Mid Cap Value Portfolio

Franklin Templeton Small Cap Growth Portfolio

Loomis Sayles Small Cap Portfolio

Russell 2000 Index Portfolio

State Street Research Aurora Small Cap Value Portfolio

Morgan Stanley EAFE Index Portfolio

Putnam International Stock Portfolio

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule B (Revised)

Investment Funds

Funds	Status Changes

New England Life Portfolios

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

PIMCO Total Return Portfolio

Janus Aggressive Growth Portfolio (added April 28, 2003 due to merger of Janus Growth Portfolio)

Met/AIM Mid Cap Core Equity Portfolio (added May 1, 2002)

T. Rowe Price Mid-Cap Growth Portfolio (name changed December 31, 2002; formerly MFS Mid-Cap Growth Portfolio)

Met/AIM Small Cap Growth Portfolio (added May 1, 2002)

PIMCO Innovation Portfolio

Harris Oakmark International Portfolio – Class B (added May 1, 2003)

Harris Oakmark International Portfolio - Class E (name changed December 31, 2002; formerly State Street Research Concentrated International, (added May 1, 2002))

MFS Research International Portfolio

AMERICAN FUNDS INSURANCE SERIES

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds Global Small Capitalization Fund

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule B (Revised)

Investment Funds

Funds	Status Changes

Edward Jones Portfolios (added April 1, 2001)

MET INVESTORS SERIES TRUST

J. P. Morgan Quality Bond Portfolio

J. P. Morgan Select Equity Portfolio

Lord Abbett America’s Value Portfolio (added May 1, 2003)

Lord Abbett Bond Debenture

Lord Abbett Growth and Income

Lord Abbett Growth Opportunities

Lord Abbett Mid Cap Value

MFS Research International Portfolio (added May 1, 2002)

PIMCO Money Market

Met/Putnam Capital Opportunities Portfolio (name changed April 28, 2003; formerly J. P. Morgan Small Cap Stock)

METROPOLITAN SERIES FUND, INC.

Capital Guardian U.S. Equity Portfolio – Class B (added May 1, 2002)

Davis Venture Value Portfolio – Class E (added May 1, 2002)

MFS Total Return Portfolio – Class B (added May 1, 2002)

Met/Putnam Voyager Portfolio – Class B (added May 1, 2003)

Putnam International Stock Portfolio (added May 1, 2003)

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam VT Equity Income Fund (added May 1, 2003)

Putnam VT Growth and Income Fund (added May 1, 2003)

Closed or Merged Funds – No Longer Offered

Templeton Global Income (closed May 1, 2002)

Templeton Foreign Securities Fund (closed May 1, 2003; name changed May 1, 2002; formerly Templeton International Securities)

Templeton Growth Securities (closed May 1, 2002)

Franklin Small Cap (closed May 1, 2002)

Franklin Large Cap Growth (closed May 1, 2003)

Lord Abbett Developing Growth (merged April 28, 2003 into Lord Abbett Growth Opportunities Portfolio)

AIM Capital Appreciation (closed May 1, 2002)

AIM International Equity (closed May 1, 2002)

AIM VI Premier Equity Fund (closed May 1, 2003; name changed May 1, 2002; formerly AIM Value)

J. P. Morgan International Equity (merged April 28, 2003 into MFS Research International Portfolio)

J. P. Morgan Enhanced Index (merged April 28, 2003 into Lord Abbett Growth and Income Portfolio)

Mutual Shares Securities Portfolio (closed May 1, 2003; added May 1, 2002)

MFS Investors Trust Series (closed May 1, 2003; added May 1, 2002)

T. Rowe Price Mid-Cap Growth Portfolio (closed January 1, 2003; name changed December 31, 2002; formerly MFS Mid Cap Growth Portfolio, added May 1, 2002)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule B (Revised)

Investment Funds

Funds	Status Changes

A.G. Edwards Portfolios - (added April 1, 2001)

AIM VARIABLE INSURANCE FUNDS (SERIES II)

AIM V. I. Capital Appreciation Fund

AIM V.l. International Growth Fund (name changed May 1, 2002; formerly AIM V. I. International Equity Fund)

AIM V.l. Premier Equity Fund (name changed May 1, 2002; formerly AIM V. I. Value Fund)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein Premier Growth Portfolio (formerly Premier Growth Portfolio)

AllianceBernstein Real Estate Investment Portfolio (name changed May 1, 2001; formerly Real Estate Investment Portfolio)

FIDELITY VARIABLE INS. PRODUCTS (SERVICE CLASS 2)

VIP Equity-Income Portfolio (added May 1, 2001)

VIP Growth Portfolio

VIP High Income Portfolio

FRANKLIN TEMPLETON VARIABLE INS. PRODUCTS TRUST (CLASS 2)

Franklin Small Cap Fund

Mutual Shares Securities Fund

Templeton Developing Markets Securities Fund

Templeton Foreign Securities Fund (name changed May 1, 2002; formerly Templeton International Securities Fund)

MET INVESTORS SERIES TRUST

J. P. Morgan Quality Bond Portfolio

J. P. Morgan Select Equity Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Growth and Income Portfolio

Lord Abbett Growth Opportunities Portfolio

Lord Abbett Mid-Cap Value Portfolio

MFS Research International Portfolio

PIMCO Money Market Portfolio

PIMCO Total Return Portfolio (name changed May 1, 2002; formerly Total Return Portfolio)

Met/Putnam Capital Opportunities Portfolio (name changed April 28, 2003; formerly J. P. Morgan Small Cap Stock Portfolio)

T. Rowe Price Mid-Cap Growth Portfolio (added May 1, 2003)

METROPOLITAN SERIES FUND, INC.

Capital Guardian U.S. Equity Series (added May 1, 2002)

Davis Venture Value Portfolio – Class E (added May 1, 2003)

MFS Investors Trust Portfolio – Class B (name changed May 1, 2001; formerly Growth With Income Series)

MFS Research Managers Portfolio – Class B (added May 1, 2003)

Putnam International Stock Portfolio – Class B (added May 1, 2003)

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule B (Revised)

Investment Funds

Funds	Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

MFS VARIABLE INSURANCE TRUST (SERVICE CLASS)

MFS Emerging Growth Series

MFS High Income Series

MFS New Discovery Series

MFS Strategic Income Series (name changed May 1, 2002; formerly Global Governments Series)

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)

PIMCO High Yield Portfolio (name changed May 1, 2002; formerly High Yield Bond Portfolio)

PIMCO Low Duration Portfolio (name changed May 1, 2002; formerly Low Duration Bond Portfolio)

PIMCO StocksPLUS Growth and Income Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam VY Growth and Income Fund

Putnam VT Vista Fund

Closed or Merged Funds – No Longer Offered

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Value Portfolio (closed May 1, 2003; added May 1, 2001)

AllianceBernstein Small Cap Value Portfolio (closed May 1, 2003; added May 1, 2001)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund (closed May 1, 2003)

VP International Fund (closed May 1, 2003)

VP Value Fund (closed May 1, 2003)

MET INVESTORS SERIES TRUST

J. P. Morgan Enhanced Index Portfolio (merged April 28, 2003 into Lord Abbett Growth & Income Portfolio)

J. P. Morgan International Equity Portfolio (merged April 28, 2003 into MFS Research International Portfolio)

Lord Abbett Developing Growth Portfolio (merged April 28, 2003 into Lord Abbett Growth Opportunities)

DREYFUS

Stock Index Fund (closed May 1, 2003)

DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio (closed May 1, 2003)

Disciplined Stock Portfolio (closed May 1, 2003)

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Growth & Income Fund (closed May 1, 2002)

Internet Tollkeeper Fund (closed May 1, 2002)

Global Income Fund (closed May 1, 2002)

International Equity Fund (closed May 1, 2002)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

Dynamics Fund (closed May 1, 2003)

High Yield Fund (closed May 1, 2002)

Continued on next page...

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

Schedule B (Revised)

Investment Funds

Funds	Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

KEMPER VARIABLE SERIES

Government Securities Portfolio (closed May 1, 2002)

Small Cap Growth Portfolio (closed May 1, 2002)

Small Cap Value Portfolio (closed May 1, 2002)

SCUDDER VARIABLE LIFE INVESTMENT FUND

International Portfolio (closed May 1, 2003)

LIBERTY VARIABLE INVESTMENT TRUST

Newport Tiger Fund (closed May 1, 2002)

MFS VARIABLE INSURANCE TRUST

Research Series (closed May 1, 2003)

PUTNAM VARIABLE TRUST

International Growth Fund (closed May 1, 2003)

International New Opportunities Fund (closed May 1, 2003)

New Value Fund (closed May 1, 2003)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 5

AMENDMENT No. 6 to

AUTOMATIC RETROCESSION AGREEMENT

No. 2001-44 Effective as of April 1, 2001

(Agreement)

between

EXETER REASSURANCE COMPANY, LTD.

(Retrocedent)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(Retrocessionaire)

The Agreement is hereby amended, as of August 31, 2003, as follows:

In accordance with the provisions of Paragraph D of Article XX, this Agreement is hereby canceled for future GMIB retrocessions, as of the effective date of this Amendment. The GMIB limit for new considerations specified in Paragraph C of Article XX has been reached.

The GMDB new business facility hereunder is unaffected by this Amendment.

This Amendment No. 6 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

EXETER REASSURANCE COMPANY, LTD.

By:	/s/ illegible Bingham	Date:	August 7, 2003
Name/Title
Manager

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael S. Sakoulas	Date:	July 25, 2003
Michael S. Sakoulas, Senior Vice President

Attest:	/s/ Julia Cornely
Julia Cornely, Assistant Vice President

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 6, Effective August 31, 2003

AMENDMENT No. 8 to

AUTOMATIC RETROCESSION AGREEMENT

No. 2001-44 Effective as of April 1, 2001

(Agreement)

between

EXETER REASSURANCE COMPANY, LTD.

(Retrocedent)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(Retrocessionaire)

The Agreement is hereby amended as follows:

1.	As of the dates shown, the attached Schedule B (Revised), Investment Funds, amends and, as amended, restates Schedule B (Revised), Investment Funds.

2.

Effective October 26, 2004, contract [***], shall be terminated for reinsurance hereunder and recaptured by the Retrocedent. The Retrocessionaire shall have no liability for the specified contract thereafter.

3.

Effective December 1, 2004, the Retrocessionaire’s Percentage shall be revised for contracts with total reinsured purchase payments greater than [***]. The formula described in Paragraph A of Schedule A shall be used to calculate the Retrocessionaire’s Percentage applicable to this category of contracts. The per-life dollar limits set forth in Paragraphs B.4. and C.4. of Article I shall be revised to remove multiplication by the Retrocessionaire’s Percentage. In this way the specified per-life dollar limits remain the same regardless of the Retrocessionaire’s Percentage applicable on a contract. To effect these changes the following provisions of the Agreement are hereby amended:

a.	Schedule A, (Revised), Plans of Reinsurance, amends and, as amended, restates Schedule A (Revised), Plans of Reinsurance; and

b.	Article I, (Revised), Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 8

This Amendment No. 8 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

EXETER REASSURANCE COMPANY, LTD.

By:	/s/ Roberto Baron	Date:	5/16/06
Name/Title
Roberto Baron, President

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Cheryl E. Rogers	Date:	5/5/06
Cheryl E. Rogers, Senior Vice President and CFO

Attest:	/s/ Julia Cornely
Julia Cornely, Assistant Vice President

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 8

Article I (Revised)

Scope of Agreement

A.

This Agreement shall be effective as of April 1, 2001 (the “Effective Date”). The Retrocedent may retrocede and the Retrocessionaire may accept, as indemnity retrocessions hereunder, proposed Reinsured Contracts that are issued by Cedents on and after the Effective Date through June 30, 2001. While this Agreement continues in effect, the Retrocedent shall retrocede and the Retrocessionaire shall accept, as indemnity retrocessions hereunder, Reinsured Contracts that are issued by Cedents on and after July 1, 2001.

B.	Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

1.

The indemnity retrocession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Retrocessionaire’s liability (defined in Article II), by the Guaranteed Minimum Death Benefit (“GMDB”) and Earnings Preservation Benefit (“EPB”) provisions of the Reinsured Contracts, as specified in Schedule A.

2.

The Retrocessionaire’s maximum aggregate VNAR (defined in Article IV) liability incurred in any one calendar year shall not exceed [***] basis points of the Retrocessionaire’s Percentage (the “Retrocessionaire’s Percentage”), as defined in Schedule A, of the average aggregate account value over each respective calendar year of coverage. This average shall be calculated by way of a trapezoidal rule as shown in Exhibit III.

3.	The Retrocessionaire’s annual aggregate SCNAR and EEMNAR (defined in Article IV) liability has no independently calculated annual aggregate liability limit.

4.	The Retrocessionaire’s maximum MNAR liability on any individual life retroceded hereunder shall be limited to [***].

5.

This Agreement covers only the Retrocedent’s contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B and its Amendments that were submitted to the Retrocessionaire in accordance with the terms of this Agreement as set forth in Article XV.

C.	Guaranteed Minimum Income Benefit

1.

The indemnity retrocession shall be the share of the IBNAR (defined in Article IV) that is generated prior to the termination of the Retrocessionaire’s liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the “Income Program”) provisions of the Reinsured Contracts, as specified in Schedule A.

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 8

2.	The Retrocessionaire’s maximum aggregate IBNAR (defined in Article IV) liability incurred in any one calendar year shall not exceed the lesser of:

a.

[***] basis points of the Retrocessionaire’s Percentage (defined in Schedule A) of the average aggregate account value inforce hereunder eligible to annuitize under the Income Program (i.e., those contracts past their waiting period) over each respective calendar year of coverage. This average shall be calculated by way of a trapezoidal rule as shown in Exhibit III, and

b.	The total liability amount generated once the annual annuitization rate reaches [***] during the calendar year of coverage. This annuitization rate calculation is described in Exhibit IV.

3.	The annuitization rate will be monitored as described in Article VI, Paragraph F.

4.	The Retrocessionaire’s maximum IBNAR liability on any individual life retroceded hereunder shall be limited to [***].

5.

This Agreement covers only the Retrocedent’s contractual liability for reinsured claims that are realized upon annuitization under the contractual terms of the Income Program within the variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B and its Amendments, that were submitted to the Retrocessionaire in accordance with the terms of this Agreement set forth in Article XV.

D.	Special Acceptances

The Retrocedent may propose for special acceptance hereunder Reinsured Contract liabilities that are not automatically retroceded hereunder for Spousal Continuances for GMDB as discussed under Article V, Paragraph J, and contracts with certain issue dates as set forth in Schedule A, Paragraph B. For a Special Acceptance, the Retrocedent shall report to the Retrocessionaire, as promptly as possible, each Reinsured Contract that is proposed for special acceptance, including proposed Reinsured Contracts that are pending acceptance by the Retrocedent. The Retrocedent shall provide information about each proposed Reinsured Contract in such scope and format as may be agreed. Unless notified of rejection or special retrocession rates within thirty (30) days, the proposed Reinsured Contract shall be deemed accepted as an indemnity retrocession in accordance with the terms and conditions specified herein.

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 8

Schedule A (Revised)

Plans of Reinsurance

A.	Retrocessionaire’s Percentage (effective December 1, 2004):

1.

For contracts where reinsured purchase payments are less than or equal to $1,250,000, the Retrocessionaire’s Percentage equals 100% of the Retrocedent’s 25% share of the business described herein, subject to the benefit limitations set forth in Article I.

2.	For contracts where reinsured purchase payments are greater than $1,250,000, the Retrocessionaire’s Percentage shall be calculated as described below.

In the month that reinsured purchase payments exceed 1,250,000 dollars for an individual contract, the Retrocessionaire’s Percentage applicable to that individual contract in that month shall decrease proportionately to a new percentage calculated according to the following formula:

New Percentage = $1,250,000 / Reinsured Purchase Payments

Should subsequent additional deposits increase the reinsured purchase payments, the new percentage will be further reduced. For purposes of clarity and certainty, partial withdrawals do not increase the new Retrocessionaire’s Percentage since it is solely based on purchase payments.

B.	Effective Date:

April 1, 2001, contingent upon the Retrocessionaire’s review and acceptance of business issued from April 1, 2001 to June 30, 2001.

Otherwise, July 1, 2001.

C.	Death Benefits Retroceded:

Guaranteed Minimum Death Benefits (GMDB)

•	Annual Step-Up Benefit for issue ages 0-79: Greater Maximum Anniversary Value to attained age 80; GMDB frozen thereafter.

•	Greater of 5% Index and Annual Step-Up for issues ages 0-79: Greater maximum Anniversary Value to attained age 80 and 5% Rollup to attained age 80; GMDB frozen thereafter.

Note: Withdrawals reduce the death benefit proportionately.

Earnings Preservation Benefits (EPB)

•	Before the contract anniversary immediately prior to the owner’s 81st birthday, the EPB is,

40% of (a) – (b) for issue ages 0-69

25% of (a) – (b) for issue ages 70-79, where

(a) is the death benefit under the contract, and

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 8

Schedule A (Revised)

Plans of Reinsurance

(Page 2 of 4)

(b) is the total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract (Earnings are equal to the Account Value less Purchase Payments not withdrawn), and then against Purchase Payments not withdrawn.

•	On or after the contract anniversary immediately prior to the owner’s 81st birthday, the EPB is,

40% of (a) – (b) for issue ages 0-69

25% of (a) – (b) for issue ages 70-79, where

(a) is the death benefit under the contract anniversary immediately prior to the owner’s 81st birthday, increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal; and

(b) is the total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract (Earnings are equal to the Account Value less Purchase Payments not withdrawn), and then against Purchase Payments not withdrawn.

Gain = (a) – (b) as defined above.

The EPB gain is subject to a cap of 200% of the total purchase payment not withdrawn.

D.	GMIB (Contractual Income Program Benefit) Retroceded:

Income Benefit Base (IBB)

Greater of an Annual Ratchet to attained age 80 and a 6% Rollup to attained age 80; frozen thereafter. The IBB is reduced proportionately for withdrawals.

Waiting Period

Contractholders can elect to annuitize under the Income Program thirty (30) days prior to their tenth (10th) or later contract anniversary and also under one of the life annuity forms stated in Article IV.

Annuitization

Annuitization under the Income Program means that the annuitant is receiving guaranteed fixed income payments based on the IBB and the MAPR under one of the life annuity forms shown below under Paragraph E.

Income Program Rider Election

The contractholder can only elect the Income Program Rider at issue. Once election is made, it is irrevocable.

Income Program Rider Cancellation

The contractholder of the annuity can not cancel the Income Program rider at any time.

Step-Up or Reset of IBB

Not Available.

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 8

Schedule A (Revised)

Plans of Reinsurance

(Page 3 of 4)

E.	Affiliated Companies and Related Contracts:

MetLife Investors Insurance Company

Deferred Annuity Contracts

VA Class Contract (Standard Contract, 7-year surrender charge schedule)

XC Class Contract (Bonus Contract, 9-year surrender charge schedule)

AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)

B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)

L Class Contract (3-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

1.	Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 7016 (11/00)

2.	Death Benefit Rider (Annual Step-Up) Form 7017 (11/00)

3.	Additional Death Benefit Rider Form 7019 (11/00)

4.	Guaranteed Minimum Income Benefit Form 7018 (11/00)

MetLife Investors Insurance Company of California

Deferred Annuity Contracts

VA Class Contract (Standard Contract, 7-year surrender charge schedule)

XC Class Contract (Bonus Contract, 9-year surrender charge schedule)

AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)

B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)

L Class Contract (3-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

1.	Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 7016(11/00)

2.	Death Benefit Rider (Annual Step-Up) Form 7017 (11/00)

3.	Additional Death Benefit Rider Form 7019 (11/00)

4.	Guaranteed Minimum Income Benefit Form 7018 (11/00)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 8

Schedule A (Revised)

Plans of Reinsurance

(Page 4 of 4)

MetLife Investors Insurance Company USA

Deferred Annuity Contracts

VA Class Contract (Standard Contract, 7-year surrender charge schedule)

XC Class Contract (Bonus Contract, 9-year surrender charge schedule)

L Class Contract (3-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

1.	Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form 8016 (11/00)

2.	Death Benefit Rider (Annual Step-Up) Form 8017 (11/00)

3.	Additional Death Benefit Rider Form 8019 (11/00)

4.	Guaranteed Minimum Income Benefit Form 8018 (11/00)

New England Life Insurance Company

Deferred Annuity Contracts

B Class Contract (Standard Contract, 7-year surrender charge schedule),

L Class Contract (3-year surrender charge schedule)

P Class Contract (9-year surrender charge schedule)

C Class Contract (No surrender charges)

Form Numbers

1.	Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form NEL-540 (05/01)

2.	Death Benefit Rider (Annual Step-Up) Form NEL-550 (05/01)

3.	Additional Death Benefit Rider Form NEL-570 (05/01)

4.	Guaranteed Minimum Income Benefit Form NEL-560 (05/01)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 8

Schedule B (Revised)

Investment Funds

Funds and Status Changes

MetLife Investors, MetLife Investors of CA and Metlife Investors USA Portfolios

MET INVESTORS SERIES TRUST (CLASS B)

Met/AIM Mid Cap Core Equity Portfolio (name changed May 1, 2002; formerly Met/AIM Mid Cap Equity added October 1, 2001)

Met/AIM Small Cap Growth Portfolio (added October 1, 2001)

Goldman Sachs Mid-Cap Value Portfolio (added May 1, 2004)

Harris Oakmark International Portfolio (name changed December 31, 2002; formerly State Street Research Concentrated International, added October 1, 2001)

Janus Aggressive Growth Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Growth and Income Portfolio

MFS Research International Portfolio

Neuberger Berman Real Estate Portfolio (added May 1, 2004)

Oppenheimer Capital Appreciation Portfolio

PIMCO Inflation Protected Bond Portfolio (added May 1, 2003)

PIMCO Total Return Portfolio

RCM Global Technology Portfolio (name changed May 1, 2005; formerly PIMCO PEA Innovation Portfolio; name changed April 30, 2004, formerly PIMCO Innovation Portfolio)

T. Rowe Price Mid-Cap Growth Portfolio (name changed December 31, 2002; formerly MFS Mid Cap Growth)

Third Avenue Small Cap Value Portfolio (added May 1, 2002)

Turner Mid-Cap Growth Portfolio (added May 1, 2004)

Van Kampen Comstock Portfolio (added May 1, 2005)

MET INVESTORS SERIES TRUST – ASSET ALLOCATION PROGRAM (CLASS B)

MetLife Defensive Strategy Portfolio (added November 3, 2004)

MetLife Moderate Strategy Portfolio (added November 3, 2004)

MetLife Balanced Strategy Portfolio (added November 3, 2004)

MetLife Growth Strategy Portfolio (added November 3, 2004)

MetLife Aggressive Strategy Portfolio (added November 3, 2004)

METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

BlackRock Money Market Portfolio (added May 1, 2005)

Davis Venture Value Portfolio – Class E

Harris Oakmark Focused Value Portfolio (name changed May 1, 2002; formerly Harris Oakmark Mid Cap Value)

Jennison Growth Portfolio (added May 1, 2002)

MetLife Stock Index Portfolio (added October 1, 2001)

Salomon Brothers U.S. Government Portfolio (added May 1, 2005)

Closed or Merged Funds – No Longer Offered

Met/Putnam Research Portfolio (merged into the Oppenheimer Capital Appreciation Portfolio as of
November 22, 2004)
Money Market Portfolio (merged into BlackRock Money Market Portfolio as of May 1, 2005; name changed
April 30, 2004, formerly PIMCO Money Market Portfolio)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 1 of 8

Schedule B (Revised)

Investment Funds

Funds and Status Changes

New England Life Portfolios

METROPOLITAN FUND (NOW COMBINED WITH NEW ENGLAND ZENITH FUND)

BlackRock Aggressive Growth Portfolio (name changed May 1, 2005; formerly State Street Research Aggressive Growth Portfolio; added May 1, 2004)

BlackRock Bond Income Portfolio (name changed May 1, 2005; formerly State Street Research Bond Income Portfolio; name changed July 1, 2001; formerly Back Bay Advisors Bond Income Series)

BlackRock Diversified Portfolio (name changed May 1, 2005; formerly State Street Research Diversified Portfolio; added May 1, 2004)

BlackRock Investment Trust Portfolio (name changed May 1, 2005; formerly State Street Research Investment Trust Portfolio)

BlackRock Large Cap Value Portfolio (name changed May 1, 2005; formerly State Street Research Large Cap Growth Portfolio; name changed April 30, 2004, formerly Alger Equity Growth Portfolio)

BlackRock Legacy Large Cap Growth Portfolio (name changed May 1, 2005; formerly State Street Research Large Cap Value Portfolio; added May 1, 2002)

BlackRock Money Market Portfolio (name changed May 1, 2005; formerly State Street Research Money Market Portfolio; name changed July 1, 2001; formerly Back Bay Advisors Money Market Series)

BlackRock Strategic Value Portfolio (name changed May 1, 2005; formerly State Street Research Aurora Portfolio; name changed April 30, 2004, formerly State Street Research Aurora Small Cap Value Portfolio)

Davis Venture Value Portfolio

Fl International Stock Portfolio (name changed December 16, 2003, formerly Putnam International Stock Portfolio)

Fl Mid Cap Opportunities Portfolio (added May 1, 2002)

Fl Value Leaders Portfolio (name changed April 30, 2004, formerly Fl Structured Equity Portfolio; name changed May 1, 2002, formerly Westpeak Growth and Income Series)

Franklin Templeton Small Cap Growth Portfolio

Harris Oakmark Focused Value Portfolio (name changed May 1, 2002; formerly Harris Oakmark Mid Cap Value Series)

Harris Oakmark Large Cap Value Portfolio (added May 1, 2002)

Jennison Growth Portfolio (added May 1, 2005)

Lehman Brothers Aggregate Bond Index Portfolio

Loomis Sayles Small Cap Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS Investors Trust Portfolio

MFS Total Return Portfolio (name changed April 30, 2004, formerly Balanced Portfolio)

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Mid Cap Value Portfolio (name changed May 1, 2005; formerly Neuberger Berman Partners Mid Cap Value Portfolio)

Oppenheimer Global Equity Portfolio (name changed May 1, 2005; formerly Scudder Global Equity Portfolio; added May 1, 2004)

Russell 2000 Index Portfolio

Salomon Brothers Strategic Bond Opportunities Portfolio

Salomon Brothers U.S. Government Portfolio

T. Rowe Price Large Cap Growth Portfolio (added May 1, 2004)

T. Rowe Price Small Cap Growth Portfolio (added May 1, 2004)

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio - Class B (added May 1, 2003)

Harris Oakmark International Portfolio - Class E (name changed December 31, 2002; formerly State Street

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 2 of 8

Schedule B (Revised)

Investment Funds

Funds and Status Changes

New England Life Portfolios

Research Concentrated International, (added May 1, 2002))

Janus Aggressive Growth Portfolio (added April 28, 2003 due to merger of Janus Growth Portfolio)

Lord Abbett Bond Debenture Portfolio

Met/AIM Mid Cap Core Equity Portfolio (added May 1, 2002)

Met/AIM Small Cap Growth Portfolio (added May 1, 2002)

MFS Research International Portfolio

Neuberger Berman Real Estate Portfolio (added May 1, 2004)

Oppenheimer Capital Appreciation Portfolio (added May 1, 2005)

PIMCO Total Return Portfolio

RCM Global Technology Portfolio (name changed May 1, 2005; formerly PIMCO PEA Innovation Portfolio; name changed April 30, 2004; formerly PIMCO Innovation Portfolio)

T. Rowe Price Mid-Cap Growth Portfolio (name changed December 31, 2002; formerly MFS Mid-Cap Growth Portfolio)

AMERICAN FUNDS INSURANCE SERIES

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds Global Small Capitalization Fund

METROPOLITAN FUND – ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio (added May 1, 2005)

MetLife Conservative to Moderate Allocation Portfolio (added May 1, 2005)

MetLife Moderate Allocation Portfolio (added May 1, 2005)

MetLife Moderate to Aggressive Allocation Portfolio (added May 1, 2005)

MetLife Aggressive Allocation Portfolio (added May 1, 2005)

Closed or Merged Funds – No Longer Offered

MFS Research Managers Portfolio (merged April 30, 2004, into MFS Investors Trust Portfolio)

Janus Mid Cap Portfolio (merged April 30, 2004, into Fl Mid Cap Opportunities Portfolio)

Met/Putnam Voyager Fund (merged May 1, 2005 into Jennison Growth Portfolio; name changed April 28, 2003; formerly Putnam Large Cap Growth Portfolio)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 3 of 8

Schedule B (Revised)

Investment Funds

Funds and Status Changes

Edward Jones Portfolios (added April 1, 2001)

MET INVESTORS SERIES TRUST

Lord Abbett America’s Value Portfolio (added May 1, 2003)

Lord Abbett Bond Debenture

Lord Abbett Growth and Income

Lord Abbett Growth Opportunities

Lord Abbett Mid Cap Value

MFS Research International Portfolio (added May 1, 2002)

Oppenheimer Capital Appreciation Portfolio (added May 1, 2005)

PIMCO Total Return Portfolio (added May 1, 2004)

Met/Putnam Capital Opportunities Portfolio (name changed April 28, 2003; formerly J. P. Morgan Small Cap Stock)

Van Kampen Comstock Portfolio (added May 1, 2005)

METROPOLITAN SERIES FUND, INC.

BlackRock Bond Income Portfolio (added May 1, 2005)

BlackRock Money Market Portfolio (added May 1, 2005)

Capital Guardian U.S. Equity Portfolio – Class B (added May 1, 2002)

Davis Venture Value Portfolio – Class E (added May 1, 2002)

MFS Total Return Portfolio – Class B (added May 1, 2002)

Oppenheimer Global Equity Portfolio (added May 1, 2005)

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam VT Equity Income Fund (added May 1, 2003)

Putnam VT Growth and Income Fund (added May 1, 2003)

Closed or Merged Funds – No Longer Offered

Fl International Stock Portfolio (closed December 19, 2003; name changed December 16, 2003, formerly Putnam International Stock Portfolio; added May 1, 2003)

Templeton Global Income (closed May 1, 2002)

Templeton Foreign Securities Fund (closed May 1, 2003; name changed May 1, 2002; formerly Templeton International Securities)

Templeton Growth Securities (closed May 1, 2002)

Franklin Small Cap (closed May 1, 2002)

T. Rowe Price Large Cap Portfolio (replaced May 1, 2004, by Franklin Large Cap Growth; closed May 1, 2003)

Lord Abbett Developing Growth (merged April 28, 2003 into Lord Abbett Growth Opportunities Portfolio)

AIM Capital Appreciation (closed May 1, 2002)

AIM International Equity (closed May 1, 2002)

AIM VI Premier Equity Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; closed May 1, 2003; name changed May 1, 2002; formerly AIM Value)

J. P. Morgan International Equity (merged April 28, 2003 into MFS Research International Portfolio)

J. P. Morgan Enhanced Index (merged April 28, 2003 into Lord Abbett Growth and Income Portfolio)

Mutual Shares Securities Portfolio (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; closed May 1, 2003; added May 1, 2002)

MFS Investors Trust Series (closed May 1, 2003; added May 1, 2002)

T. Rowe Price Mid-Cap Growth Portfolio (closed January 1, 2003; name changed December 31, 2002; formerly MFS Mid Cap Growth Portfolio, added May 1, 2002)

J. P. Morgan Select Equity Portfolio (merged November 22, 2004 into Capital Guardian U. S. Equity Portfolio)

J. P. Morgan Quality Bond Portfolio (merged November 22, 2004 into PIMCO Total Return Portfolio)

Money Market Portfolio (merged May 1, 2005 into BlackRock Money Market Portfolio; name changed April 30, 2004,

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 4 of 8

Schedule B (Revised)

Investment Funds

Funds and Status Changes

Edward Jones Portfolios (added April 1, 2001)
formerly PIMCO Money Market) Met/Putnam Voyager Portfolio – Class B (May 1, 2005 merged into Jennison Growth Portfolio and closed for new deposits; added May 1, 2003)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 5 of 8

Schedule B (Revised)

Investment Funds

Funds and Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

AIM VARIABLE INSURANCE FUNDS (SERIES II)

AIM V. I. Capital Appreciation Fund

AIM V.l. International Growth Fund (name changed May 1, 2002; formerly AIM V. I. International Equity Fund)

FIDELITY VARIABLE INS. PRODUCTS (SERVICE CLASS 2)

VIP Equity-Income Portfolio (added May 1, 2001)

VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INS. PRODUCTS TRUST (CLASS 2)

Templeton Developing Markets Securities Fund

Templeton Foreign Securities Fund (name changed May 1, 2002; formerly Templeton International Securities Fund)

MET INVESTORS SERIES TRUST

Met/AIM Small Cap Growth Portfolio (added May 1, 2005)

Janus Aggressive Growth Portfolio (added May 1, 2004)

Lord Abbett Bond Debenture Portfolio

Lord Abbett Growth and Income Portfolio

Lord Abbett Growth Opportunities Portfolio

Lord Abbett Mid-Cap Value Portfolio

MFS Research International Portfolio

Neuberger Berman Real Estate Portfolio (added May 1, 2005)

Oppenheimer Capital Appreciation Portfolio (added May 1, 2004)

PIMCO Total Return Portfolio (name changed May 1, 2002; formerly Total Return Portfolio)

Met/Putnam Capital Opportunities Portfolio (name changed April 28, 2003; formerly J. P. Morgan Small Cap Stock Portfolio)

T. Rowe Price Mid-Cap Growth Portfolio (added May 1, 2003)

Third Avenue Small Cap Value Portfolio (added May 1, 2004)

Van Kampen Comstock Portfolio (added May 1, 2005)

METROPOLITAN SERIES FUND, INC.

BlackRock Bond Income Portfolio (name changed May 1, 2005; formerly State Street Research Bond Income Portfolio; added November 22, 2004)

BlackRock Money Market Portfolio (added May 1, 2005)

BlackRock Strategic Value Portfolio (name changed May 1, 2005; formerly State Street Research Aurora Portfolio; added May 1, 2004)

Capital Guardian U.S. Equity Series (added May 1, 2002)

Davis Venture Value Portfolio – Class E (added May 1, 2003)

Fl International Stock Portfolio (name changed December 16, 2003, formerly Putnam International Stock Portfolio – Class B; added May 1, 2003)

Franklin Templeton Small Cap Growth Portfolio (added May 1, 2004)

Jennison Growth Portfolio (added May 1, 2004)

MetLife Stock Index Portfolio (added May 1, 2005)

MFS Investors Trust Portfolio – Class B (name changed May 1, 2001; formerly Growth With Income Series)

Salomon Brothers Strategic Bond Opportunities Portfolio (added May 1, 2004)

T. Rowe Price Large Cap Growth Portfolio (added May 1, 2004)

T. Rowe Price Small Cap Growth Portfolio (added May 1, 2004)

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)

PIMCO High Yield Portfolio (name changed May 1, 2002; formerly High Yield Bond Portfolio)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 6 of 8

Schedule B (Revised)

Investment Funds

Funds and Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

PIMCO Low Duration Portfolio (name changed May 1, 2002; formerly Low Duration Bond Portfolio)

PIMCO StocksPLUS Growth and Income Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam VT Growth and Income Fund

Putnam VT Vista Fund

Closed or Merged Funds – No Longer Offered

AIM VARIABLE INSURANCE FUNDS (SERIES II)

AIM V.l. Premier Equity Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; name changed May 1, 2002; formerly AIM V. I. Value Fund)

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Premier Growth Portfolio (replaced May 1, 2004, by Janus Aggressive Growth Portfolio)

AllianceBernstein Value Portfolio (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; closed May 1, 2003; added May 1, 2001)

AllianceBernstein Small Cap Value Portfolio (replaced May 1, 2004, by Third Avenue Small Cap Value Portfolio; closed May 1, 2003; added May 1, 2001)

AllianceBernstein Real Estate Investment Portfolio (replaced May 1, 2005 by Neuberger Berman Real Estate Portfolio; name changed May 1, 2001; formerly Real Estate Investment Portfolio)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; closed May 1, 2003)

VP International Fund (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2003)

VP Value Fund (replaced May 1, 2004, by Lord Abbett Mid-Cap Value Portfolio; closed May 1, 2003)

DREYFUS

Stock Index Fund (replaced May 1, 2005 by MetLife Stock Index; closed May 1, 2003)

DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio (closed May 1, 2003)

Disciplined Stock Portfolio (replaced May 1, 2004, by Oppenheimer Capital Appreciation Portfolio; closed May 1, 2003)

FIDELITY VARIABLE INS. PRODUCTS (SERVICE CLASS 2)

VIP High Income Portfolio (substitution May 1, 2005 to Lord Abbett Bond Debenture)

FRANKLIN TEMPLETON VARIABLE INS. PRODUCTS TRUST (CLASS 2)

Franklin Small Cap Fund (replaced May 1, 2004, by T. Rowe Price Small Cap Growth Portfolio)

Mutual Shares Securities Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Fund)

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Growth & Income Fund (closed May 1, 2002)

Internet Tollkeeper Fund (closed May 1, 2002)

Global Income Fund (closed May 1, 2002)

International Equity Fund (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2002)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

Dynamics Fund (replaced May 1, 2004, by T. Rowe Price Mid-Cap Growth Portfolio; closed May 1, 2003)

High Yield Fund (replaced May 1, 2004, by Lord Abbett Bond Debenture Portfolio; closed May 1, 2002)

KEMPER VARIABLE SERIES

Government Securities Portfolio (closed May 1, 2002)

Small Cap Growth Portfolio (closed May 1, 2002)

Small Cap Value Portfolio (closed May 1, 2002)

LIBERTY VARIABLE INVESTMENT TRUST

Newport Tiger Fund (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2002)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 7 of 8

Schedule B (Revised)

Investment Funds

Funds and Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

MET INVESTORS SERIES TRUST

J. P. Morgan Enhanced Index Portfolio (merged April 28, 2003 into Lord Abbett Growth & Income Portfolio)

J. P. Morgan International Equity Portfolio (merged April 28, 2003 into MFS Research International Portfolio)

Lord Abbett Developing Growth Portfolio (merged April 28, 2003 into Lord Abbett Growth Opportunities)

J. P. Morgan Select Equity Portfolio (merged November 22, 2004 into MFS Capital Guardian U.S. Equity Portfolio)

J. P. Morgan Quality Bond Portfolio (merged November 22, 2004 into PIMCO Total Return Portfolio) Money Market Portfolio (merged May 1, 2005 into BlackRock Money Market Portfolio; name changed April 30, 2004, formerly PIMCO Money Market)

METROPOLITAN SERIES FUND, INC.

MFS Research Managers Portfolio – Class B (merged into MFS Investors Trust Portfolio as of May 1, 2004; added May 1, 2003)

MFS VARIABLE INSURANCE TRUST

MFS Emerging Growth Series (replaced May 1, 2004 by T. Rowe Price Large Cap Growth Portfolio)

MFS Strategic Income Series (replaced May 1, 2004, by Salomon Brothers Strategic Bond Opportunities Portfolio; name changed May 1, 2002; formerly Global Governments Series)

Research Series (replaced May 1, 2004, by Oppenheimer Capital Appreciation Portfolio; closed May 1, 2003)

MFS High Income Series (replaced May 1, 2005, by Lord Abbett Bond Debenture Portfolio)

MFS New Discovery Series (replaced May 1, 2005, by Met/Aim Small Cap Growth Portfolio)

PUTNAM VARIABLE TRUST

International Growth Fund (closed May 1, 2003)

International New Opportunities Fund (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2003)

New Value Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Fund; closed May 1, 2003)

SCUDDER VARIABLE LIFE INVESTMENT FUND

International Portfolio (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2003)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 8 of 8

Julia Cornely, FLMI Assistant Vice President Reinsurance Solutions – Treaty Services Phone (212) 859-0532 Fax (212) 859-0575 julia.cornely@axa-corporatesolutions.com

LIFE, HEALTH & ANNUITY REINSURANCE

March 1, 2004

Via Federal Express 8238 5955 9322

Mr. Tony Bibbings, C.A. Agent

Exeter Reassurance Company, Ltd.

C/o Beacher Carlson Management, Ltd.

Continental Building

25 Church Street

P. O. Box HM 2461

Hamilton HM JX, Bermuda

Re:	Automatic Retrocession Agreement No. 2001-44

Exeter Reassurance Company, Ltd. (“Exeter”) and AXA Corporate Solutions Life Reinsurance Co. (“AXA Corporate Solutions”)

Dear Mr. Bibbings:

This letter concerns the variable annuity GMDB new business facility that has been available to Exeter for a period of three years under the above-referenced Reinsurance Agreement dated April 1, 2001. As you know, the GMIB facility terminated as of August 31, 2003.

We find that AXA Corporate Solutions will not be able to offer a renewal of this new business facility. Therefore, in accordance with the termination provisions set forth under Article XX, Duration of Agreement, AXA Corporate Solutions hereby provides you with 90 days prior written notification of our intent to terminate Agreement No. 2001-44 for GMDB new business as of June 30, 2004.

AXA Corporate Solutions has valued the MetLife Group as our business partner, and we regret that we will no longer be able to provide you with this reinsurance facility. Please call Michael Sakoulas at (212) 859-0517 if you have any questions.

AXA Corporate Solutions Life Reinsurance Company

17 State Street, New York, New York 10004-1501 Telephone: (212) 859-0555 Fax: (212) 859-0537

Mr. Tony Bibbings	Page 2
March 1, 2004

This letter is being sent in duplicate original for acknowledgement of receipt and countersignature. Kindly secure signatures on behalf of Exeter, retain one original for filing in your copy of the Agreement and return one original to AXA for filing. Thank you.

Signed for AXA Corporate Solutions Life Reinsurance Company:

/s/ Michael S. Sakoulas	/s/ Julia Cornely
Michael S. Sakoulas, Senior Vice President	Julia Cornely, Assistant Vice President

Signed for Exeter Reassurance Company, Ltd.:

/s/ illegible SVP
Name/Title	Name/Title AS MANAGERS

cc:	Lisa Kuklinski-Ramirez (MetLife)

AMENDMENT No. 11 to

AUTOMATIC RETROCESSION AGREEMENT

No. 2001-44 Effective as of April 1, 2001

(Agreement)

between

EXETER REASSURANCE COMPANY, LTD.

(Retrocedent)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(Retrocessionaire)

The Agreement is hereby amended to document a change to the pattern in which the Retrocedant reimburses benefits to the Cedent for the GMIB (Guaranteed Minimum Income Benefit) rider. Effective June 30, 2007, The Retrocedent shall indemnify the Cedent for its share of the annuity payments upon annuitization. Settlements under this Agreement by the Retrocessionaire shall continue to be made in lump sum regardless of the mode of payment made by the Retrocedent. To effect this change, the following provision of the Agreement is hereby amended:

Article VII, (Revised), Settlement of Claims, as set forth in the attachments, amends and, as amended, restates Article VII, Settlement of Claims in its entirety.

This Amendment No. 11 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

EXETER REASSURANCE COMPANY, LTD.

By:	/s/ Roberto Baron
Roberto Baron, President
Date:	10/10/07

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Keith E. Floman
Keith E. Floman, Senior Vice President & Chief Actuary
Date:	10/23/2017
Attest:	/s/ Julia Cornely
Julia Cornely, Assistant Vice President

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 11

Article VII (Revised)

Settlement of Claims

A.

GMDB and EPB: The Retrocessionaire shall indemnify the Retrocedent under this Agreement only for benefit claims that the Retrocedent paid to the Cedent as contractually required under a Reinsured Contract with respect to deaths that occur on or after the Effective Date, subject to the liability limitations described in Article I.

GMIB: The Retrocessionaire shall indemnify the Retrocedent under this Agreement only for benefit claims that the Retrocedent shall pay to the Cedent as contractually required under a Reinsured Contract on or after the expiration of the waiting period and upon annuitization under the terms of the Income Program where such events occur, on the policies reinsured hereunder, on or after the Effective Date, subject to the liability limitations described in Article I. Regardless of the mode of payment by the Retrocedent to the Cedent, settlement by the Retrocessionaire to the Retrocedent under this Agreement shall be made in a lump sum.

B.

In the event that the Retrocedent provides satisfactory proof of claim liability to the Retrocessionaire, benefit claim settlements made by a Cedent and accepted by the Retrocedent shall be unconditionally binding on the Retrocessionaire. The Retrocedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C.

GMDB and EPB: Within thirty (30) days after the end of each calendar month, the Retrocedent shall notify the Retrocessionaire of the retroceded contractual death benefit claims paid in respect of Reinsured Contracts in that month, based on the net amount at risk definition, set forth in Article IV, and the Retrocessionaire shall indemnify the Retrocedent as provided in Article VI for the retroceded benefit claim liabilities.

GMIB: Within thirty (30) days of the end of each calendar month, the Retrocedent shall notify the Retrocessionaire of the retroceded contractual Income Program benefits to be paid by the Retrocessionarie in respect of Reinsured Contracts in that month, based on the IBNAR definition set forth in Article IV, and the Retrocessionaire shall indemnify the Retrocedent as provided in Article VI for the retroceded benefits.

D.

In no event will the Retrocessionaire be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

E.	Settlements hereunder by the Retrocessionaire shall be made in a lump sum regardless of the mode of payment made by the Retrocedent.

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 8	Page 1 of 1

Debra A. Udicious

Senior Vice President & CFO

Phone (212) 314-2064

Fax (212) 707-1504

Debbie. Udicious@axa-equitable. com

May 9, 2007

Via DHL 21467748050

Mr. Christopher A. Kremer

Assistant Vice President & Actuary

Exeter Reassurance Company, Ltd.

c/o MetLife Insurance Company

501 Boylston Street

Boston, MA 02116

Re:	Treaties with U.S. Ceding Companies and Ceding Companies that qualify as U.S. “persons” under OFAC regulations.

Dear Mr. Kremer:

AXA Corporate Solutions Life Reinsurance Company (AXA CS Life) intends this communication to become a Letter Amendment to our Reinsurance Treaty(ies), listed on page 2, to outline AXA CS Life’s compliance with OFAC regulations and to request that you keep us informed of OFAC-related matters that may arise under our treaties, as described hereunder.

It is the intention of the Ceding Company and the Reinsurer to comply with all laws, statutes, regulations and rules applicable to the business reinsured under this Agreement, including, but not limited to, the requirements of the United States Department of the Treasury’s Office of Foreign Asset Control (“OFAC”).

For the purposes of this Letter Amendment, a “Prohibited Person” is a Specially Designated National and Blocked Person as defined by OFAC and a “Sanctioned Country” is collectively a department, agency, branch, instrumentality, government-owned entity or representative of the government of a sanctioned or an embargoed country as identified by OFAC.

Should either party receive information after the date of this Letter Amendment that an underlying policy or coverage which is part of the business reinsured under this Agreement may insure or be owned, or in any way or right controlled by, a Prohibited Person or a department, agency, branch, instrumentality, government-owned entity or representative of the government of a Sanctioned Country that party shall promptly provide such information to the other party.

The Reinsurer’s payment or disbursement in relation to any reinsurance claim, and the Ceding Company’s payment of any premium or other amount, with respect to any such underlying policy or coverage involving a Prohibited Person or Sanctioned Country shall be only as permitted by OFAC regulatory requirements or specific instruction from OFAC. The parties will cooperate with each other to promptly obtain any required OFAC license or other action.

AXA Corporate Solutions Life Reinsurance Company

1290 Avenue of the Americas, New York 10104  Telephone: (212) 314-4167 Fax: (212) 314-4205

AXA Corporate Solutions Life Reinsurance Company	May 9, 2007

This Letter Amendment has been prepared in duplicate original. Kindly secure signatures on behalf of Exeter Reassurance Company, Ltd., retain one original and return one original to AXA CS Life Re. As evidence of our understanding, please file a fully executed copy in your copy of our Reinsurance Treaty(ies) and we will do likewise.

If you have any questions or concerns, please let us know.

Signed for AXA Corporate Solutions Life Reinsurance Company:

/s/ Debra A. Udicious

Debra A. Udicious, Senior Vice President & CFO

Signed for Exeter Reassurance Company, Ltd.:

/s/ Roberto Baron

Name, Title Roberto Baron, President

REINSURANCE TREATY(IES) LIST

Treaty Number	Effective Date

200144	April 1, 2001

Exeter Reassurance Company, Ltd.
Chris Kremer to:	Steven.Sutter, Christopher.Jordan, Louis.Kyriacou	10/18/2013 05:25 PM
Cc: rdamian, Henryk Sulikowski

Please be advised that Exeter Reassurance Company, Ltd. discontinued as a Cayman Islands licensed and domiciled insurance company, and registered and became a Delaware licensed and domiciled insurance company effective October 1, 2013.

Written notices sent to Exeter under all reinsurance agreements shall be effective when delivered to the following address provided as herein:

Christopher Kremer, Assistant Vice President and Actuary

Exeter Reassurance Company, Ltd.

1095 Avenue of the Americas

15.220 / MSC #15097

New York, NY 10036

Email: ckremer@metlife.com

From:	Ruth Damian/Mpc/MetLife/US

To:	debbie.udicious@axa-equitable.com, Steven.Sutter@ axa-equitable.com, Christopher.Jordan@axa-equitable.com,

Louis.Kyriacou@axa-equitable.com

Cc:	Chris Kremer/Tne/MetLife/US@MetLife, Brett Wiggins/Leg/MetLife/US@MetLife, Regynald Heurtelou/lns/MetLife/US@MetLife

Date:	08/09/2013 02:55 PM

Subject:	Agreements with Exeter Reassurance Company, Ltd. (AXA)

Please be advised that Exeter Reassurance Company, Ltd. intends to discontinue as a Cayman Islands licensed and domiciled insurance company, and register as and become a Delaware domestic captive insurance company no later than September 30, 2013.

Once the re-domestication is approved, we will send a confirmation including new contact information.

Thanks,

Ruth Damian

MetLife – Reinsurance

212-578-2335

AMENDMENT NO. 13 to

AUTOMATIC RETROCESSION AGREEMENT

No. 2001-44 Effective as of April 1, 2001

(Agreement)

between

EXETER REASSURANCE COMPANY, LTD.

(Retrocedent)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(Retrocessionaire)

The Agreement is hereby amended as follows:

As of the dates shown, the attached Schedule B (Revised), Investment Funds, amends and, as amended, restates Schedule B (Revised), investment Funds.

This Amendment No. 13 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

EXETER REASSURANCE COMPANY, LTD.

By:	/s/ Roberto Baron	Date:	8/18/09
Roberto Baron, President

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Albert Zlogar	Date:	7/16/09
Albert Zlogar, Senior Vice President and Chief Actuary

Attest:	/s/ Julia Cornely
Julia Cornely, Assistant Vice President

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001

Amendment No. 13

Schedule B (Revised)

Investment Funds

Funds and Status Changes

MetLife Investors, MetLife Investors of CA and Metlife Investors USA Portfolios

MET INVESTORS SERIES TRUST (CLASS B, OR, AS NOTED, CLASS C)

American Funds Bond Portfolio – Class C (added April 28, 2008)

American Funds Growth Portfolio – Class C (added April 28, 2008)

American Funds International Portfolio – Class C (added April 28, 2008)

BlackRock High Yield Portfolio (added April 28, 2008)

Clarion Global Real Estate Portfolio (name changed April 28, 2008; formerly Neuberger Berman Real Estate Portfolio; added May 1, 2004)

Harris Oakmark International Portfolio (name changed December 31, 2002; formerly State Street Research Concentrated International, added October 1, 2001)

Lazard Mid-Cap Portfolio (name changed May 1, 2006; formerly Met/AIM Mid Cap Core Equity Portfolio; name changed May 1, 2002; formerly Met/AIM Mid Cap Equity added October 1, 2001)

Legg Mason Partners Aggressive Growth Portfolio (name changed April 30, 2007; formerly Legg Mason Aggressive Growth; name changed October 1, 2006; formerly Janus Aggressive Growth Portfolio)

Legg Mason Value Equity Portfolio

Loomis Sayles Global Markets Portfolio (added May 1, 2006)

Lord Abbett Bond Debenture Portfolio

Lord Abbett Growth and Income Portfolio

Lord Abbett Mid Cap Value Portfolio (added April 28, 2008)

Met/AIM Small Cap Growth Portfolio (added October 1, 2001)

Met/Franklin Mutual Shares Portfolio (added April 28, 2008)

Met Templeton International Bond Portfolio (added May 1, 2009)

MFS® Emerging Markets Equity Portfolio (added May 1, 2006)

MFS® Research International Portfolio

PIMCO Inflation Protected Bond Portfolio (added May 1, 2003)

PIMCO Total Return Portfolio

Pioneer Fund (added May 1, 2009)

Rainier Large Cap Equity Portfolio (added November 12, 2007)

RCM Technology Portfolio (name changed April 30, 2007; formerly RCM Global Technology Portfolio; name changed May 1, 2005; formerly PIMCO PEA Innovation Portfolio; name changed April 30, 2004, formerly PIMCO Innovation Portfolio)

SSgA Growth and Income ETF Portfolio (added May 1, 2009)

SSgA Growth ETF Portfolio (added May 1, 2009)

T. Rowe Price Mid-Cap Growth Portfolio (name changed December 31, 2002; formerly MFS Mid Cap Growth)

Third Avenue Small Cap Value Portfolio (added May 1, 2002)

Turner Mid-Cap Growth Portfolio (added May 1, 2004)

Van Kampen Comstock Portfolio (added May 1, 2005)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 1 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

MetLife Investors, MetLife Investors of CA and Metlife Investors USA Portfolios

METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

Barclays Capital Aggregate Bond Index Portfolio (added May 1, 2009)

BlackRock Money Market Portfolio (added May 1, 2005)

Davis Venture Value Portfolio – Class E

Met/Artisan Mid Cap Value Portfolio (name changed May 1, 2009; formerly Harris Oakmark Focused Value Portfolio; name changed May 1, 2002; formerly Harris Oakmark Mid Cap Value)

Jennison Growth Portfolio (added May 1, 2002)

MetLife Mid Cap Stock Index Portfolio (added May 1, 2009)

MetLife Stock Index Portfolio (added October 1, 2001)

Morgan Stanley EAFE® Index Portfolio (added May 1, 2009)

Western Asset Management U. S. Government Portfolio (name changed May 1, 2006; formerly Salomon Brothers U.S. Government Portfolio added May 1, 2005)

Russell 2000® Index Portfolio (added May 1, 2009)

Van Eck Global Natural Resources Portfolio (added May 1, 2009)

MET INVESTORS SERIES TRUST – ASSET ALLOCATION PROGRAM (CLASS B)

MetLife Defensive Strategy Portfolio (added November 3, 2004)

MetLife Moderate Strategy Portfolio (added November 3, 2004)

MetLife Balanced Strategy Portfolio (added November 3, 2004)

MetLife Growth Strategy Portfolio (added November 3, 2004)

MetLife Aggressive Strategy Portfolio (added November 3, 2004)

MET INVESTORS SERIES TRUST – AMERICAN FUNDS ASSET ALLOCATION PROGRAM (CLASS C)

American Funds Balanced Allocation Portfolio (added April 28, 2008)

American Funds Moderate Allocation Portfolio (added April 28, 2008)

American Funds Growth Allocation Portfolio (added April 28, 2008)

MET INVESTORS SERIES TRUST – FRANKLIN TEMPLETON ASSET ALLOCATION PROGRAM (CLASS C)

Met/Franklin Templeton Founding Strategy Portfolio (added April 28, 2008)

Closed or Merged Funds – No Longer Offered

Goldman Sachs Mid-Cap Value Portfolio (closed April 28, 2008; added May 1, 2004)

Met/Putnam Research Portfolio (merged into the Oppenheimer Capital Appreciation Portfolio as of November 22, 2004)

Money Market Portfolio (merged into BlackRock Money Market Portfolio as of May 1, 2005; name changed April 30, 2004, formerly PIMCO Money Market Portfolio)

Oppenheimer Capital Appreciation Portfolio (closed November 12, 2007)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 2 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

New England Life Portfolios

AMERICAN FUNDS INSURANCE SERIES

American Funds Bond Fund (added May 1, 2006)

American Funds Global Small Capitalization Fund

American Funds Growth Fund

American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST

BlackRock Large-Cap Core Portfolio (added April 30, 2007, due to merger from BlackRock Investment Trust Portfolio. Name changed May 1, 2005; formerly State Street Research Investment Trust Portfolio)

Clarion Global Real Estate Portfolio – Class B (name changed April 28, 2008; formerly Neuberger Berman Real Estate Portfolio; added May 1, 2004)

Cyclical Growth & Income ETF Portfolio (added May 1, 2006)

Cyclical Growth ETF Portfolio (added May 1, 2006)

Harris Oakmark International Portfolio – Class B (added May 1, 2003)

Harris Oakmark International Portfolio – Class E (name changed December 31, 2002; formerly State Street Research Concentrated International, (added May 1, 2002))

Janus Forty Portfolio (added April 30, 2007)

Lazard Mid – Cap Portfolio (name changed May 1, 2006; formerly Met/AIM Mid Cap Core Equity Portfolio added May 1, 2002)

Legg Mason Partners Aggressive Growth Portfolio (name changed April 30, 2007; formerly Legg Mason Aggressive Growth; name changed October 1, 2006; formerly Janus Aggressive Growth Portfolio; added April 28, 2003 due to merger of Janus Growth Portfolio)

Legg Mason Value Equity Portfolio (added May 1, 2006)

Lord Abbett Bond Debenture Portfolio

Met/AIM Small Cap Growth Portfolio (added May 1, 2002)

Met/Franklin Income Portfolio (added April 28, 2008)

Met/Franklin Mutual Shares Portfolio (added April 28, 2008)

Met/Templeton Growth Portfolio (added April 28, 2008)

MFS® Research International Portfolio

Oppenheimer Capital Appreciation Portfolio (added May 1, 2005)

PIMCO Inflation Protected Bond Portfolio (added May 1, 2006)

PIMCO Total Return Portfolio

RCM Technology Portfolio (name changed April 30, 2007; formerly RCM Global Technology Portfolio; name changed May 1, 2005; formerly PIMCO PEA Innovation Portfolio; name changed April 30, 2004; formerly PIMCO Innovation Portfolio)

T. Rowe Price Mid-Cap Growth Portfolio (name changed December 31, 2002; formerly MFS Mid-Cap Growth Portfolio)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 3 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

New England Life Portfolios

MET INVESTORS SERIES TRUST – ASSET ALLOCATION PORTFOLIOS

American Funds Balanced Allocation Portfolio (added April 28, 2008)

American Funds Growth Allocation Portfolio (added April 28, 2008)

American Funds Moderate Allocation Portfolio (added April 28, 2008)

Met/Franklin Templeton Founding Strategy Portfolio (added April 28, 2008)

METROPOLITAN SERIES FUND, INC.

Artio International Stock Portfolio (name changed May 1, 2009; formerly Julius Baer International Stock Portfolio; name changed April 28, 2008; formerly Fl International Stock Portfolio; name changed December 16, 2003, formerly Putnam International Stock Portfolio)

Barclays Capital Aggregate Bond Index Portfolio (name changed May 1, 2009; formerly Lehman Brothers Aggregate Bond Index Portfolio)

BlackRock Aggressive Growth Portfolio (name changed May 1, 2005; formerly State Street Research Aggressive Growth Portfolio; added May 1, 2004)

BlackRock Bond Income Portfolio (name changed May 1, 2005; formerly State Street Research Bond Income Portfolio; name changed July 1, 2001; formerly Back Bay Advisors Bond Income Series)

BlackRock Diversified Portfolio (name changed May 1, 2005; formerly State Street Research Diversified Portfolio; added May 1, 2004)

BlackRock Large Cap Value Portfolio (name changed May 1, 2005; formerly State Street Research Large Cap Growth Portfolio; name changed April 30, 2004, formerly Alger Equity Growth Portfolio)

BlackRock Legacy Large Cap Growth Portfolio (name changed May 1, 2005; formerly State Street Research Large Cap Value Portfolio; added May 1, 2002)

BlackRock Money Market Portfolio (name changed May 1, 2005; formerly State Street Research Money Market Portfolio; name changed July 1, 2001; formerly Back Bay Advisors Money Market Series)

BlackRock Strategic Value Portfolio (name changed May 1, 2005; formerly State Street Research Aurora Portfolio; name changed April 30, 2004, formerly State Street Research Aurora Small Cap Value Portfolio)

Davis Venture Value Portfolio

Fl Mid Cap Opportunities Portfolio (added May 1, 2002)

Fl Value Leaders Portfolio (name changed April 30, 2004, formerly Fl Structured Equity Portfolio; name changed May 1, 2002, formerly Westpeak Growth and Income Series)

Jennison Growth Portfolio (added May 1, 2005)

Loomis Sayles Small Cap Core Portfolio (name changed May 1, 2009; formerly Loomis Sayles Small Cap Portfolio)

Loomis Sayles Small Cap Growth Portfolio (name changed May 1, 2009; formerly Franklin Templeton Small Cap Growth Portfolio)

Met/Artisan Mid Cap Value Portfolio (name changed May 1, 2009; formerly Harris Oakmark Focused Value Portfolio; name changed May 1, 2002; formerly Harris Oakmark Mid Cap Value Series)

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio (name changed April 30, 2004, formerly Balanced Portfolio)

MFS® Value Portfolio (name changed April 28, 2008; formerly Harris Oakmark Large Cap Value Portfolio; added May 1, 2002)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 4 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

New England Life Portfolios

Morgan Stanley EAFE Index Portfolio

Neuberger Berman Mid Cap Value Portfolio (name changed May 1, 2005; formerly Neuberger Berman Partners Mid Cap Value Portfolio)

Oppenheimer Global Equity Portfolio (name changed May 1, 2005; formerly Scudder Global Equity Portfolio; added May 1, 2004)

Russell 2000 Index Portfolio

T. Rowe Price Large Cap Growth Portfolio (added May 1, 2004)

T. Rowe Price Small Cap Growth Portfolio (added May 1, 2004)

Western Asset Management Strategic Bond Opportunities Portfolio (name changed May 1, 2006; formerly Salomon Brothers Strategic Bond Opportunities Portfolio)

Western Asset Management U. S. Government Portfolio (name changed May 1, 2006; formerly Salomon Brothers U.S. Government Portfolio)

METROPOLITAN SERIES FUND, INC. – ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio (added May 1, 2005)

MetLife Conservative to Moderate Allocation Portfolio (added May 1, 2005)

MetLife Moderate Allocation Portfolio (added May 1, 2005)

MetLife Moderate to Aggressive Allocation Portfolio (added May 1, 2005)

MetLife Aggressive Allocation Portfolio (added May 1, 2005)

Closed or Merged Funds – No Longer Offered

Fl Large Cap Portfolio (merged May 1, 2009, into BlackRock Legacy Large Cap Growth Portfolio; added May 1, 2006)

MFS Research Managers Portfolio (merged April 30, 2004, into MFS Investors Trust Portfolio)

Janus Mid Cap Portfolio (merged April 30, 2004, into Fl Mid Cap Opportunities Portfolio)

Met/Putnam Voyager Fund (merged May 1, 2005 into Jennison Growth Portfolio; name changed April 28, 2003; formerly Putnam Large Cap Growth Portfolio)

MFS Investors Trust Portfolio (merged April 28, 2006 into Legg Mason Value Equity)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 5 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

Edward Jones Portfolios (added April 1, 2001)

AMERICAN FUNDS INSURANCE SERIES (CLASS 2)

American Funds Global Growth Fund (added November 13, 2006)

American Funds Global Small Capitalization Fund (added April 28, 2008)

American Funds Growth Fund (added April 28, 2008)

MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED)

Black Rock High Yield Portfolio (added May 1, 2009)

Black Rock Large Cap Core Portfolio (added May 1, 2009)

Clarion Global Real Estate Portfolio (added April 28, 2008)

Dreman Small Cap Value Portfolio (added April 28, 2008)

Lazard Mid-Cap Portfolio (added April 30, 2007)

Lord Abbett Bond Debenture

Lord Abbett Growth and Income

Lord Abbett Mid Cap Value

Met/Franklin Mutual Shares Portfolio (added April 28, 2008)

Met/Templeton Growth Portfolio (added April 28, 2008)

MFS® Emerging Markets Equity Portfolio (added April 28, 2008)

MFS® Research International Portfolio (added May 1, 2002)

Oppenheimer Capital Appreciation Portfolio (added May 1, 2005)

PIMCO Inflation Protected Bond Portfolio (added May 1, 2009)

PIMCO Total Return Portfolio (added May 1, 2004)

Pioneer Fund Portfolio – Class A (added May 1, 2006)

Pioneer Strategic Income Portfolio – Class A (added May 1, 2006)

SSgA Growth and Income ETF Portfolio (added May 1, 2009)

SSgA Growth ETF Portfolio (added May 1, 2009)

Van Kampen Comstock Portfolio (added May 1, 2005)

Van Kampen Mid-Cap Growth Opportunities (advisor change, October 1, 2006; formerly Lord Abbett)

METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

BlackRock Bond Income Portfolio (added May 1, 2005)

BlackRock Money Market Portfolio (added May 1, 2005)

Davis Venture Value Portfolio – Class E (added May 1, 2002)

Loomis Sayles Small Cap Growth Portfolio (name changed May 1, 2009; formerly Franklin Templeton

Small Cap Growth Portfolio; added April 30, 2007)

Met/Dimensional International Small Company Portfolio (added May 1, 2009)

MFS® Total Return Portfolio (added May 1, 2002)

MFS® Value Portfolio (added April 28, 2008)

Oppenheimer Global Equity Portfolio (added May 1, 2005)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 6 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

Edward Jones Portfolios (added April 1, 2001)

MET INVESTORS SERIES TRUST – ASSET ALLOCATION PROGRAM (CLASS B)

MetLife Defensive Strategy Portfolio (added May 1, 2006)

MetLife Moderate Strategy Portfolio (added May 1, 2006)

MetLife Balanced Strategy Portfolio (added May 1, 2006)

MetLife Growth Strategy Portfolio (added May 1, 2006)

MetLife Aggressive Strategy Portfolio (added May 1, 2006)

MET INVESTORS SERIES TRUST – FRANKLIN TEMPLETON ASSET ALLOCATION PROGRAM (CLASS C)

Met/Franklin Templeton Founding Strategy Portfolio (added April 28, 2008)

Closed or Merged Funds – No Longer Offered

AIM International Equity (closed May 1, 2002)

AIM VI Premier Equity Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; closed

May 1, 2003; name changed May 1, 2002; formerly AIM Value)

Pioneer Fund (added May 1, 2009 due to merged assets from Capital Guardian U.S. Equity Portfolio; closed April 28, 2008; added May 1, 2002)

Artio International Stock Portfolio (name changed May 1, 2009; formerly Julius Baer International Stock Portfolio; name changed April 28, 2008; formerly Fl International Stock Portfolio; closed December 19, 2003; name changed December 16, 2003, formerly Putnam International Stock Portfolio; added May 1, 2003)

J. P. Morgan Enhanced Index (merged April 28, 2003 into Lord Abbett Growth and Income Portfolio)

J. P. Morgan International Equity (merged April 28, 2003 into MFS Research International Portfolio)

J. P. Morgan Quality Bond Portfolio (merged November 22, 2004 into PIMCO Total Return Portfolio)

J. P. Morgan Select Equity Portfolio (merged November 22, 2004 into Capital Guardian U. S. Equity Portfolio)

Legg Mason Value Equity Portfolio (added and closed May 1, 2006 as merger from MFS Investors Trust Series; closed May 1, 2003; added May 1, 2002)

Lord Abbett America’s Value Portfolio (as of April 30, 2007, fund closed and merged into LA Bond Debenture (33%) and LA MidCap Value (67%); added May 1, 2003)

Lord Abbett Developing Growth (merged April 28, 2003 into Lord Abbett Growth Opportunities Portfolio)

BlackRock Legacy Large Cap Growth Portfolio (added May 1, 2009 due to merged assets from Met/AIM

Capital Appreciation; substitution April 30, 2007 for AIM Capital Appreciation; closed May 1, 2002)

Met/Putnam Capital Opportunities Portfolio (April 30, 2007, fund closed and merged into Lazard Mid-Cap; name changed April 28, 2003; formerly J. P. Morgan Small Cap Stock)

Met/Putnam Voyager Portfolio – Class B (May 1, 2005 merged into Jennison Growth Portfolio and closed for new deposits; added May 1, 2003)

Money Market Portfolio (merged May 1, 2005 into BlackRock Money Market Portfolio; name changed April 30, 2004, formerly PIMCO Money Market)

Mutual Shares Securities Portfolio (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; closed May 1, 2003; added May 1, 2002)

Pioneer Mid-Cap Value Portfolio – Class A (April 30, 2007, fund closed and merged into Lazard Mid-Cap; added May 1, 2006)

Putnam VT Growth and Income Fund (closed to new deposits May 1, 2006; added May 1, 2003)

T. Rowe Price Large Cap Portfolio (May 1, 2004, replaced Franklin Large Cap Growth; closed May 1, 2003)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 7 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

Edward Jones Portfolios (added April 1, 2001)

T. Rowe Price Mid-Cap Growth Portfolio (closed January 1, 2003; name changed December 31, 2002; formerly MFS Mid Cap Growth Portfolio, added May 1, 2002)

T. Rowe Price Small Cap Growth Portfolio (Class B) (May 1, 2004, replaced Franklin Small Cap; closed May 1, 2002)

Templeton Foreign Securities Fund (closed May 1, 2003; name changed May 1, 2002; formerly Templeton International Securities)

Templeton Global Income (closed May 1, 2002)

Franklin Templeton Variable Insurance Products Trust (Class 2)

Templeton Growth Securities Fund (closed April 28, 2008; reopened May 1, 2006; had been closed May 1, 2002)

Putnam Variable Trust (Class IB)

Putnam VT Equity Income Fund (closed April 28, 2008; added May 1, 2003)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 8 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

AIM VARIABLE INSURANCE FUNDS (SERIES II)

AIM V.l. International Growth Fund (name changed May 1, 2002; formerly AIM V. I. International Equity Fund)

FIDELITY VARIABLE INS. PRODUCTS (SERVICE CLASS 2)

Equity-Income Portfolio (name changed April 28, 2008; formerly VIP Equity-Income Portfolio; added May 1, 2001)

FRANKLIN TEMPLETON VARIABLE INS. PRODUCTS TRUST (CLASS 2)

Templeton Foreign Securities Fund (name changed May 1, 2002; formerly Templeton International Securities Fund)

MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED)

Clarion Global Real Estate Portfolio (name changed April 28, 2008; formerly Neuberger Berman Real Estate Portfolio; added May 1, 2005)

Cyclical Growth & Income ETF Portfolio (added May 1, 2006)

Cyclical Growth ETF Portfolio (added May 1, 2006)

Lazard Mid-Cap Portfolio (added April 30, 2007)

Legg Mason Partners Aggressive Growth Portfolio (name changed April 30, 2007; formerly Legg Mason Aggressive Growth; name changed October 1, 2006; formerly Janus Aggressive Growth Portfolio; added May 1, 2004)

Legg Mason Value Equity Portfolio (added May 1, 2006)

Lord Abbett Bond Debenture Portfolio

Lord Abbett Growth and Income Portfolio

Lord Abbett Mid-Cap Value Portfolio

Met/AIM Small Cap Growth Portfolio (added May 1, 2005)

MFS® Emerging Markets Equity Portfolio (added April 28, 2008 as substitution for Templeton Developing Markets Securities Fund)

MFS® Research International Portfolio

Oppenheimer Capital Appreciation Portfolio (added May 1, 2004)

PIMCO Total Return Portfolio (name changed May 1, 2002; formerly Total Return Portfolio; May 1, 2009 substituted assets from PIMCO Variable Insurance Trust Total Return Portfolio)

Pioneer Fund Portfolio (added May 1, 2009 due to merged assets from Capital Guardian U.S. Equity Series; added May 1, 2002)

T. Rowe Price Mid-Cap Growth Portfolio (added May 1, 2003)

Third Avenue Small Cap Value Portfolio (added May 1, 2004)

Van Kampen Comstock Portfolio (added May 1, 2005)

Van Kampen Mid-Cap Growth Opportunities (advisor change, October 1, 2006; formerly Lord Abbett)

METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

Artio International Stock Portfolio (name changed May 1, 2009; formerly Julius Baer International Stock Portfolio; name changed April 28, 2008; formerly Fl International Stock Portfolio; name changed December 16, 2003, formerly Putnam International Stock Portfolio – Class B; added May 1, 2003)

BlackRock Bond Income Portfolio (name changed May 1, 2005; formerly State Street Research Bond Income Portfolio; added November 22, 2004)

BlackRock Legacy Large Cap Growth Portfolio – Classes A & E (added May 1, 2009 due to merged assets from Met/AIM Capital Appreciation Portfolio – Classes A & E)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 9 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

BlackRock Money Market Portfolio (added May 1, 2005)

BlackRock Strategic Value Portfolio (name changed May 1, 2005; formerly State Street Research Aurora Portfolio; added May 1, 2004)

Davis Venture Value Portfolio – Class E (added May 1, 2003)

Jennison Growth Portfolio (added May 1, 2004)

Loomis Sayles Small Cap Growth Portfolio (name changed May 1, 2009; formerly Franklin Templeton Small Cap Growth Portfolio; added May 1, 2004)

MetLife Stock Index Portfolio (added May 1, 2005)

T. Rowe Price Large Cap Growth Portfolio (added May 1, 2004)

T. Rowe Price Small Cap Growth Portfolio (added May 1, 2004)

Western Asset Management Strategic Bond Opportunities Portfolio (name changed May 1, 2006; formerly Salomon Brothers Strategic Bond Opportunities Portfolio added May 1, 2004)

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)

PIMCO High Yield Portfolio (name changed May 1, 2002; formerly High Yield Bond Portfolio)

PIMCO Low Duration Portfolio (name changed May 1, 2002; formerly Low Duration Bond Portfolio)

PIMCO StocksPLUS Growth and Income Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam VT Growth and Income Fund

Putnam VT Vista Fund

MET INVESTORS SERIES TRUST – METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

MetLife Defensive Strategy Portfolio (added November 13, 2006)

MetLife Moderate Strategy Portfolio (added November 13, 2006)

MET INVESTORS SERIES TRUST – GALLATIN ASSET ALLOCATION PORTFOLIOS (CLASS B)

Strategic Growth and Income Portfolio (added November 13, 2006)

Strategic Conservative Growth Portfolio (added November 13, 2006)

Strategic Growth Portfolio (added November 13, 2006)

Closed or Merged Funds – No Longer Offered

AIM VARIABLE INSURANCE FUNDS (SERIES II)

AIM V.l. Premier Equity Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; name changed May 1, 2002; formerly AIM V. I. Value Fund)

AIM V.l. Capital Appreciation Fund (Series I Shares) (closed November 13, 2006 and replaced April 30, 2007, with Met/AIM Capital Appreciation Portfolio (Class A))

BlackRock Legacy Large Cap Growth Portfolio – Class A (added May 1, 2009 due to merged assets from AIM V.l. Capital Appreciation Fund (Series II Shares), which was closed May 1, 2006 and replaced April 30, 2007, with Met/AIM Capital Appreciation Portfolio (Class E))

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Premier Growth Portfolio (replaced May 1, 2004, by Janus Aggressive Growth Portfolio)

AllianceBernstein Value Portfolio (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; closed May 1, 2003; added May 1, 2001)

AllianceBernstein Small Cap Value Portfolio (replaced May 1, 2004, by Third Avenue Small Cap Value Portfolio; closed May 1, 2003; added May 1, 2001)

AllianceBernstein Real Estate Investment Portfolio (replaced May 1, 2005 by Neuberger Berman Real

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 10 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

Estate Portfolio; name changed May 1, 2001; formerly Real Estate Investment Portfolio)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Portfolio; closed May 1, 2003)

VP International Fund (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2003)

VP Value Fund (replaced May 1, 2004, by Lord Abbett Mid-Cap Value Portfolio; closed May 1, 2003)

DREYFUS

Stock Index Fund (replaced May 1, 2005 by MetLife Stock Index; closed May 1, 2003)

DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio (closed May 1, 2003)

Disciplined Stock Portfolio (replaced May 1, 2004, by Oppenheimer Capital Appreciation Portfolio; closed May 1, 2003)

FIDELITY VARIABLE INS. PRODUCTS (SERVICE CLASS 2)

VIP Growth Portfolio (replaced May 1, 2006, with T. Rowe Price Large Cap Growth Portfolio)

VIP High Income Portfolio (substitution May 1, 2005 to Lord Abbett Bond Debenture)

FRANKLIN TEMPLETON VARIABLE INS. PRODUCTS TRUST (CLASS 2)

Franklin Small Cap Fund (replaced May 1, 2004, by T. Rowe Price Small Cap Growth Portfolio)

Mutual Shares Securities Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Fund)

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Growth & Income Fund (closed May 1, 2002)

Internet Tollkeeper Fund (closed May 1, 2002)

Global Income Fund (closed May 1, 2002)

International Equity Fund (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2002)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

Dynamics Fund (replaced May 1, 2004, by T. Rowe Price Mid-Cap Growth Portfolio; closed May 1, 2003)

High Yield Fund (replaced May 1, 2004, by Lord Abbett Bond Debenture Portfolio; closed May 1, 2002)

KEMPER VARIABLE SERIES

Government Securities Portfolio (closed May 1, 2002)

Small Cap Growth Portfolio (closed May 1, 2002)

Small Cap Value Portfolio (closed May 1, 2002)

LIBERTY VARIABLE INVESTMENT TRUST

Newport Tiger Fund (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2002)

MET INVESTORS SERIES TRUST

J. P. Morgan Enhanced Index Portfolio (merged April 28, 2003 into Lord Abbett Growth & Income Portfolio)

J. P. Morgan International Equity Portfolio (merged April 28, 2003 into MFS Research International Portfolio)

Lord Abbett Developing Growth Portfolio (merged April 28, 2003 into Lord Abbett Growth Opportunities)

J. P. Morgan Select Equity Portfolio (merged November 22, 2004 into MFS Capital Guardian U.S. Equity Portfolio)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 11 of 12

Schedule B (Revised)

Investment Funds

Funds and Status Changes

A.G. Edwards Portfolios – (added April 1, 2001)

J. P. Morgan Quality Bond Portfolio (merged November 22, 2004 into PIMCO Total Return Portfolio) Met/Putnam Capital Opportunities Portfolio (April 30, 2007, fund closed and merged into Lazard Mid-Cap; name changed April 28, 2003; formerly J. P. Morgan Small Cap Stock)

Money Market Portfolio (merged May 1, 2005 into BlackRock Money Market Portfolio; name changed April 30, 2004, formerly PIMCO Money Market)

METROPOLITAN SERIES FUND, INC.

MFS Research Managers Portfolio – Class B (merged into MFS Investors Trust Portfolio as of May 1, 2004; added May 1, 2003)

MFS VARIABLE INSURANCE TRUST

MFS Emerging Growth Series (replaced May 1, 2004 by T. Rowe Price Large Cap Growth Portfolio)

MFS Strategic Income Series (replaced May 1, 2004, by Salomon Brothers Strategic Bond Opportunities Portfolio; name changed May 1, 2002; formerly Global Governments Series)

Research Series (replaced May 1, 2004, by Oppenheimer Capital Appreciation Portfolio; closed May 1, 2003)

MFS High Income Series (replaced May 1, 2005, by Lord Abbett Bond Debenture Portfolio)

MFS Investors Trust Portfolio – Service Class (replaced April 30, 2007 with Capital Guardian U.S. Equity Portfolio (Class B))

MFS Investors Trust Portfolio – Class B (merged May 1, 2006 into Legg Mason Value Equity Portfolio; name changed May 1, 2001; formerly Growth With Income Series)

MFS New Discovery Series (replaced May 1, 2005, by Met/Aim Small Cap Growth Portfolio)

PUTNAM VARIABLE TRUST

International Growth Fund (closed May 1, 2003)

International New Opportunities Fund (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2003)

New Value Fund (replaced May 1, 2004, by Lord Abbett Growth and Income Fund; closed May 1, 2003)

SCUDDER VARIABLE LIFE INVESTMENT FUND

DWS Government & Agency Securities Portfolio (name changed May 1, 2006; formerly Government & Agency Securities Portfolio; closed May 1, 2002)

International Portfolio (replaced May 1, 2004, by MFS Research International Portfolio; closed May 1, 2003)

DWS Small Cap Growth Portfolio (April 30, 2007, fund closed and merged into T. Rowe Price Small Cap Growth; name changed May 1, 2006; formerly Small Cap Growth Portfolio; closed May 1, 2002)

Exeter Reassurance Co., GMDB Agreement No. 2001-44, Effective April 1, 2001 Amendment No. 13	Page 12 of 12

EXECUTION COPY

AMENDMENT NO. 14 to

AUTOMATIC RETROCESSION AGREEMENT

No. 2001-44 Effective as of April 1, 2001

(Agreement)

Between

BRIGHTHOUSE LIFE INSURANCE COMPANY

(Retrocedent)

and

CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(Retrocessionaire)

Effective back to the Effective Date, the Agreement is hereby amended as set forth herein to document certain changes agreed as part of that certain Settlement Agreement and Release dated as of the date hereof between the Retrocedent and the Retrocessionaire:

1.

Paragraph C (Death Benefits Retroceded) and Paragraph D (GMIB (Contractual Income Program Benefit) Retroceded) of Schedule A, Plans of Reinsurance are amended and restated as set forth on Annex A hereto.

2.	Exhibit II, Retrocession Premiums: Income Program is amended and restated as set forth on Annex B hereto.

This Amendment No. 14 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 14 to be signed as of January 26, 2021.

BRIGHTHOUSE LIFE INSURANCE COMPANY

By:	/s/ Patrisha Cox
Name:	Patrisha Cox
Title:	Vice President

CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Robin M. Raju
Name: Title:	Robin M. Raju MD

Annex A

C. Death Benefits Retroceded:

Guaranteed Minimum Death Benefits (GMDB)

GMDB benefits payable under, and determined in accordance with, the terms of the contract and benefit rider forms listed in Paragraph E (Affiliated Companies and Related Contracts) below.

Earnings Preservation Benefits (EPB)

EPB benefits payable under, and determined in accordance with, the terms of the contract and benefit rider forms listed in Paragraph E (Affiliated Companies and Related Contracts) below.

D. GMIB (Contractual Income Program Benefit) Retroceded:

GMIB benefits payable under, and determined in accordance with, the terms of the contract and benefit rider forms listed in Paragraph E (Affiliated Companies and Related Contracts) below.

Annex B

Products Covered:

All Products

Retrocession Premiums applicable to contracts issued April 1, 2001 through February 14, 2003:

Income Program	Issue Ages	Retrocession Premium* (Basis Points)	Guaranteed Maximum (Basis Points)
Income Program Rider	0-75	[***]	[***]

Retrocession Premiums applicable to contracts issued on or after February 15, 2003:

Income Program	Issue Ages	Retrocession Premium* (Basis Points)	Guaranteed Maximum (Basis Points)
Income Program Rider	0-75	[***]	[***]

* The current GMIB Retrocession Premium rate shall be in effect for a minimum of twenty (20) years from the Effective Date of this Agreement. Thereafter, the retrocession premium may be increased based on expected experience but not beyond the stated guaranteed maximum rate shown.